UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	December 31, 2019

Date of reporting period:	January 1, 2019 — December 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT Multi-Asset Absolute Return Fund

Annual report
12 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 12, 2020

Dear Shareholder:

Global financial markets overcame a number of uncertainties in 2019. Both stock and bond markets experienced bouts of volatility, but performance recovered despite macroeconomic headwinds and risks. Stock markets worldwide delivered solid returns for the calendar year, with all three major U.S. equity indexes reaching record highs in December. The year was also beneficial for bond investors, as global fixed-income markets posted strong returns, thanks in part to policy easing from central banks.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches, such as maintaining a well-diversified portfolio, thinking about long-term goals, and speaking regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/19)

Investment objective

Positive total return

Net asset value December 31, 2019

Class IA: $10.18	Class IB: $10.03

Total return at net asset value
				Bloomberg
				Barclays
			ICE BofA	U.S.
			U.S.	Aggregate
(as of	Class IA	Class IB	Treasury	Bond	S&P 500
12/31/19)	shares*	shares*	Bill Index	Index	Index
1 year	5.93%	5.91%	2.35%	8.72%	31.49%
5 years	5.69	4.59	5.60	16.20	73.86
Annualized	1.11	0.90	1.10	3.05	11.70
Life	15.76	13.39	5.95	33.32	184.23
Annualized	1.70	1.46	0.67	3.37	12.80

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

The S&P 500 Index is an unmanaged index of common stock performance. The ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives.

Putnam VT Multi-Asset Absolute Return Fund 1

Report from your fund’s managers

How was the investment environment for the 12-month reporting period?

Global financial markets gained during the 12-month period as the Federal Reserve lowered interest rates and China and the United States reached an initial trade deal. The S&P 500 Index, a broad measure of U.S. stocks, rallied 31.49% and the MSCI World Index [ND] rose 27.67% for the 12-month reporting period.

Markets had experienced bouts of volatility in 2019 as U.S.–China trade tensions escalated and global growth cooled. In response, the Fed cut rates three times in 2019 to guard the U.S. economy from the effects of the trade conflict and the global slowdown. In December, the Fed held rates steady and noted a favorable economic outlook for 2020. Elsewhere, the European Central Bank left its key interest rate on hold at minus 0.5% in December, after unveiling a sweeping package of interest-rate cuts and bond purchases. China and the United States, the world’s two largest economies, signed the first phase of a trade agreement on January 15, 2020.

The continued willingness of central banks to prop up global growth played a large role in strong stock market performance for 2019, but also resulted in positive performance for bond markets. The Bloom-berg Barclays U.S. Aggregate Bond Index returned 8.72% for the reporting period. Credit-sensitive fixed-income returns, as defined by the performance of high-yield bonds, were also positive with the JPMorgan Developed High Yield Index returning 14.60% for the reporting period.

How did Putnam VT Multi-Asset Absolute Return Fund perform?

For the 12-month period, the fund’s class IA shares rose 5.93%, outperforming the benchmark ICE BofA U.S. Treasury Bill Index, which returned 2.35%.

What strategies influenced the fund’s performance?

The fund seeks to achieve risk-and-return characteristics by dynamically allocating assets using a combination of directional [or market sensitive] and non-directional [or market neutral] strategies.

For the reporting period, the directional component had a significantly positive impact on performance. Directional equity, credit, rates, and inflation were all additive. Early in 2019, tactical overweight positioning to equity and commodities drove strong returns. A good year for the directional exposures was partially offset by weakness within non-directional strategies. This weakness is almost entirely driven by equity selection alpha strategies. A quantitatively driven U.S. strategy, a quantitatively driven emerging markets equity strategy, and a global long short strategy were all negative. The forensic accounting strategy, which seeks to identify companies that utilize aggressive accounting practices and profit from their stock price movements, also underperformed. Although this explains most of the portfolio return, fixed-income selection alpha, regional fixed-income long shorts, alternative beta, and commodity alpha strategies finished positive to varying degrees and offset some of this weakness in 2019.

How did the fund use derivatives during the reporting period?

We purchased and wrote options as a means to hedge duration and convexity; isolate prepayment risk; gain exposure to interest rates; hedge against changes in the value of securities owned or expected-to-be-owned in the portfolio; mitigate prepayment risk; generate additional income for the portfolio; gain exposure to securities; manage downside risks; and enhance returns on a security or securities owned. Futures were used to help manage the portfolio’s exposure to market risk, increase its exposure to interest rates, equitize cash, and hedge interest-rate and prepayment risks. Forward currency contracts were used to hedge foreign exchange risk and gain exposure to currencies. Additionally, total return swaps were deployed to hedge sector exposure; increase the fund’s exposure to specific markets, countries, sectors, industries, or basket of securities; and manage exposure to specific securities, sectors, and industries. We also used interest-rate swaps to hedge interest-rate and prepayment risks and gain exposure to interest rates. Lastly, credit default swaps were used to hedge credit and market risks, as well as gain exposure to individual issuers and/or baskets of securities.

What is your outlook for 2020?

Overall, our tactically conservative positioning in directional strategies remains in place. During the fourth quarter of 2019, we decreased our outlook for equity risk and credit risk, and slightly increased our outlook for commodities/inflation.

Our current positioning includes slight underweights to equity risk and credit risk, as well as neutral weightings in rate risk and inflation risk. The equity risk position stems from our concern about the continued gradual slowdown in global economic growth. Our caution increased as equity markets advanced rapidly in the fourth quarter in spite of a concerning global macro environment and what we view as a deteriorating economic picture. Our decision to downgrade credit risk to underweight is based on similar reasons, along with late-market-cycle dynamics that may be negative for credit.

We still believe that U.S. rates could move higher over the next several years. However, we recognize that U.S. rates continue to be weighed down by the low or even negative rates seen in other global government bonds. Meanwhile, we upgraded the fund’s inflation positioning, expressed through commodities, to neutral. We believe it is possible that global demand for oil will slow, but the declining number of drilling rigs and signs of slowing supply should bring the oil market into balance. At current levels, the upside and downside risks appear to us to be symmetrical.

Overall portfolio risk is generally balanced between directional and non-directional strategies, with a tilt toward non-directional strategies. At the start of the year, equity selection alpha strategies made up the largest portion of non-directional risk.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

2 Putnam VT Multi-Asset Absolute Return Fund

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Multi-Asset Absolute Return Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/19 to 12/31/19. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/18*	0.94%	1.19%
Total annual operating expenses for the fiscal
year ended 12/31/18	1.54%	1.79%
Annualized expense ratio for the six-month
period ended 12/31/19†	0.90%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.04%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/20.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/19		ended 12/31/19
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.49	$5.74	$4.58	$5.85
Ending value
(after
expenses)	$979.80	$980.40	$1,020.67	$1,019.41

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/19. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Multi-Asset Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT Multi-Asset Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Multi-Asset Absolute Return Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Multi-Asset Absolute Return Fund 5

The fund’s portfolio 12/31/19

COMMON STOCKS (23.5%)*	Shares	Value

Basic materials (2.6%)
Anglo American Platinum, Ltd. (South Africa)	888	$82,887
Anhui Conch Cement Co., Ltd. (China)	19,500	142,490
China Resources Cement Holdings, Ltd. (China)	26,000	33,120
Evraz PLC (Russia)	14,780	79,093
Impala Platinum Holdings, Ltd. (South Africa) †	2,575	26,386
Korea Zinc Co., Ltd. (South Korea)	98	36,076
Kumba Iron Ore, Ltd. (South Africa)	1,422	42,342
MMC Norilsk Nickel PJSC ADR (Russia)	1,069	32,658
Novolipetsk Steel PJSC (Russia)	1,117	25,736
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	18,400	33,065
Severstal PJSC (Russia)	1,325	20,002
Soulbrain Co., Ltd. (South Korea)	463	33,778
Tekfen Holding AS (Turkey)	6,869	22,308
Vale SA (Brazil) †	6,400	84,799
		694,740
Capital goods (0.9%)
Daelim Industrial Co., Ltd. (South Korea)	398	31,044
Hyundai Mobis Co., Ltd. (South Korea)	596	131,796
Samsung Engineering Co., Ltd. (South Korea) †	1,929	31,945
Weichai Power Co., Ltd. Class H (China)	24,000	50,779
		245,564
Communication services (0.8%)
Advanced Info Service PCL (Thailand)	13,600	96,709
China Mobile, Ltd. (China)	10,000	84,438
KT Corp. (South Korea)	262	6,118
PLDT, Inc. (Philippines)	290	5,634
TIM Participacoes SA (Brazil)	6,600	25,710
		218,609
Consumer cyclicals (2.5%)
Astro Malaysia Holdings Bhd (Malaysia)	10,900	3,401
Clicks Group, Ltd. (South Africa)	1,357	24,860
Com7 PCL (Thailand)	20,600	18,225
Feng Tay Enterprise Co., Ltd. (Taiwan)	2,000	13,015
Ford Otomotiv Sanayi AS (Turkey)	1,283	15,280
Fosun International, Ltd. (China)	36,000	52,606
Geely Automobile Holdings, Ltd. (China)	11,000	21,575
Genting Bhd (Malaysia)	12,700	18,801
Genting Malaysia Bhd (Malaysia)	30,500	24,537
Home Product Center PCL (Thailand)	87,900	46,952
Kia Motors Corp. (South Korea)	3,143	119,721
Pou Chen Corp. (Taiwan)	9,000	11,772
President Chain Store Corp. (Taiwan)	3,000	30,456
Qualicorp SA (Brazil)	7,094	65,426
Sinotruk Hong Kong, Ltd. (China)	20,000	42,677
Sun Art Retail Group, Ltd. (China)	9,500	11,529
Teco Electric and Machinery Co., Ltd. (Taiwan)	8,000	6,993
Wal-Mart de Mexico SAB de CV (Mexico)	33,528	96,253
Zhongsheng Group Holdings, Ltd. (China)	10,500	42,703
		666,782
Consumer staples (1.7%)
Charoen Pokphand Foods PCL (Thailand)	12,200	11,201
Cia Cervecerias Unidas SA ADR (Chile)	378	7,171
Estacio Participacoes SA (Brazil)	1,000	11,808
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	103,900	15,644
Indofood Sukses Makmur Tbk PT (Indonesia)	30,100	17,177
KT&G Corp. (South Korea)	986	79,931

COMMON STOCKS (23.5%)* cont.	Shares	Value

Consumer staples cont.
Nestle Malaysia Bhd (Malaysia)	100	$3,594
Sime Darby Bhd (Malaysia)	20,900	11,352
Uni-President Enterprises Corp. (Taiwan)	32,000	79,207
Vipshop Holdings, Ltd. ADR (China) †	3,614	51,210
Want Want China Holdings, Ltd. (China)	39,000	36,522
Yum China Holdings, Inc. (China)	2,877	138,125
		462,942
Energy (1.3%)
China Petroleum & Chemical Corp. (Sinopec) (China)	128,000	77,153
Ecopetrol SA ADR (Colombia)	1,964	39,201
Lukoil PJSC ADR (Russia)	964	95,610
Petronas Gas Bhd (Malaysia)	1,000	4,057
PTT Exploration & Production PCL (Foreign
depository shares) (Thailand)	17,400	72,322
Sao Martinho SA (Brazil)	2,200	12,972
Surgutneftegas OJSC (Russia)	55,132	33,486
		334,801
Financials (5.8%)
Banco BBVA Argentina SA ADR (Argentina)	3,807	21,205
Banco BTG Pactual SA (Units) (Brazil)	1,200	22,710
Banco de Chile ADR (Chile)	800	16,792
Banco do Brasil SA (Brazil)	10,835	142,269
Banco Macro SA ADR (Argentina)	2,243	81,309
Banco Santander (Brasil) S.A. (Units) (Brazil)	7,087	87,242
Banco Santander Chile ADR (Chile)	687	15,849
Banco Santander Mexico SA Institucion de Banca
Multiple Grupo Financiero Santand Class B (Mexico)	13,512	18,438
Bank Central Asia Tbk PT (Indonesia)	22,000	52,852
Bank of China, Ltd. (China)	17,000	7,279
Bank Tabungan Pensiunan Nasional Syariah Tbk PT
(Indonesia) †	56,600	17,309
BB Seguridade Participacoes SA (Brazil)	6,100	57,168
Capitec Bank Holdings, Ltd. (South Africa)	446	46,051
Chailease Holding Co., Ltd. (Taiwan)	5,000	23,055
China Minsheng Banking Corp., Ltd. Class H (China)	31,500	23,856
Fubon Financial Holding Co., Ltd. (Taiwan)	29,000	44,929
Industrial & Commercial Bank of China, Ltd. (China)	132,000	101,891
IRB Brasil Resseguros SA (Brazil)	12,900	124,905
Korea Investment Holdings Co., Ltd. (South Korea)	172	10,745
Logan Property Holdings Co., Ltd. (China)	18,000	30,280
OTP Bank Nyrt (Hungary)	763	39,901
Ping An Insurance (Group) Co. of China, Ltd.
Class H (China)	17,500	207,315
Powszechny Zaklad Ubezpieczen SA (Poland)	2,691	28,393
Qualitas Controladora SAB de CV (Mexico)	1,482	6,242
Qudian, Inc. ADR (China) †	10,335	48,678
RHB Bank Bhd (Malaysia)	13,000	18,370
Sberbank of Russia PJSC ADR (Russia)	5,640	92,722
Shinhan Financial Group Co., Ltd. (South Korea)	1,064	39,793
Taishin Financial Holding Co., Ltd. (Taiwan)	49,000	23,701
Tisco Financial Group PCL (Thailand)	10,100	33,466
Yuanta Financial Holding Co., Ltd. (Taiwan)	54,000	36,398
		1,521,113
Health care (0.7%)
Guangzhou Baiyunshan Pharmaceutical Holdings Co. ,
Ltd. (China)	4,000	13,678
Hypermarcas SA (Brazil)	5,682	50,412
Sino Biopharmaceutical, Ltd. (China)	78,000	109,266
		173,356

6 Putnam VT Multi-Asset Absolute Return Fund

COMMON STOCKS (23.5%)* cont.	Shares	Value

Technology (6.1%)
Alibaba Group Holding, Ltd. ADR (China) †	1,263	$267,882
Globalwafers Co., Ltd. (Taiwan)	3,000	38,314
Lite-On technology Corp. (Taiwan)	25,000	41,187
Radiant Opto-Electronics Corp. (Taiwan)	12,000	48,063
Samsung Electronics Co., Ltd. (South Korea)	8,960	431,732
Samsung SDS Co., Ltd. (South Korea)	281	47,188
SK Hynix, Inc. (South Korea)	581	47,219
Taiwan Semiconductor Manufacturing Co., Ltd. ADR
(Taiwan)	4,327	251,399
Tencent Holdings, Ltd. (China)	4,600	221,897
Tripod Technology Corp. (Taiwan)	7,000	29,362
United Microelectronics Corp. (Taiwan)	112,000	61,551
WNS Holdings, Ltd. ADR (India) †	322	21,300
Xhen Ding Technology Holding, Ltd. (Taiwan)	20,000	95,640
		1,602,734
Transportation (0.3%)
AirAsia Bhd (Malaysia)	12,200	5,072
Grupo Aeroportuario del Centro Norte SAB de CV
(Mexico)	2,532	18,957
Malaysia Airports Holdings Bhd (Malaysia)	3,100	5,760
MISC Bhd (Malaysia)	16,800	34,408
Westports Holdings Bhd (Malaysia)	5,400	5,580
		69,777
Utilities and power (0.8%)
Cia de Saneamento Basico do Estado de Sao Paulo
(Brazil)	2,100	31,615
Electricity Generating PCL (Thailand)	4,200	45,991
Enel Americas SA ADR (Chile)	4,935	54,186
Federal Grid Co. Unified Energy System PJSC
(Russia)	3,045,324	9,836
Glow Energy PCL (Thailand) F	700	—
Inter RAO UES PJSC (Russia)	813,510	66,037
Manila Electric Co. (Philippines)	890	5,559
		213,224

Total common stocks (cost $5,236,732)		$6,203,642

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.7%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (11.7%)
Uniform Mortgage-Backed Securities
4.00%, TBA, 1/1/50	$1,000,000	$1,040,234
3.50%, TBA, 1/1/50	1,000,000	1,028,828
3.00%, TBA, 1/1/50	1,000,000	1,014,375
		3,083,437

Total U.S. government and agency mortgage
obligations (cost $3,081,094)		$3,083,437

INVESTMENT COMPANIES (9.8%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	3,108	$389,805
Financial Select Sector SPDR Fund S	13,781	424,179
iShares MSCI India ETF (India) S	6,501	228,510
Real Estate Select Sector SPDR Fund	18,632	720,499
Technology Select Sector SPDR Fund	4,318	395,831
Utility Select Sector SPDR Fund S	6,719	434,182
Total investment companies (cost $2,354,685)		$2,593,006

COMMODITY LINKED NOTES (8.0%)* ††† Principal amount		Value

Bank of America Corp. 144A sr. unsec.
unsub. notes 1-month LIBOR less 0.16%, 2021
(Indexed to the BofA Merrill Lynch Commodity
MLBX4SX6 Excess Return Strategy multiplied by 3)	$300,000	$310,039
Bank of America Corp. 144A sr. unsec.
unsub. notes 1-month LIBOR less 0.12%, 2020
(Indexed to the BofA Merrill Lynch Commodity
MLBX4SX6 Excess Return Strategy multiplied by 3)	110,000	110,591
Citigroup Global Markets Holdings, Inc.
sr. notes Ser. N, 1-month USD LIBOR less 0.16%,
2021 (Indexed to the Citi Commodities F3 vs
F0 -4x Leveraged Index multiplied by 3)	376,000	394,410
Citigroup Global Markets Holdings, Inc. 144A
sr. notes 1-month USD LIBOR less 0.13%, 2020
(Indexed to the Citi Cross-Asset Trend Index
multiplied by 3)	343,000	304,492
UBS AG/London 144A sr. notes 1-month LIBOR less
0.25%, 2020 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	121,000	124,693
Goldman Sachs International 144A notes zero %,
2019 (Indexed to the S&P GSCI Excess Return
Index multiplied by 3)	67,000	97,792
UBS AG/London 144A sr. notes 1-month LIBOR less
0.25%, 2020 (Indexed to the S&P GSCI Total
Return Index multiplied by 3) (United Kingdom)	186,000	229,702
Bank of America Corp. sr. notes, 1-month LIBOR
less 0.16%, 2020 (Indexed to the S&P GSCI Total
Return Index multiplied by 3)	480,000	536,343
Total commodity Linked Notes (cost $1,983,000)		$2,108,062

MORTGAGE-BACKED SECURITIES (6.1%)* Principal amount		Value

Agency collateralized mortgage obligations (4.5%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3747, Class SA, IO, ((-1 x
1 Month US LIBOR) + 6.50%), 4.76%, 10/15/40	$19,535	$3,419
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x
1 Month US LIBOR) + 6.20%), 4.46%, 11/15/47	99,912	15,302
REMICs IFB Ser. 4073, Class AS, IO, ((-1 x
1 Month US LIBOR) + 6.05%), 4.31%, 8/15/38	74,335	3,456
REMICs Ser. 4568, Class MI, IO, 4.00%, 4/15/46	59,993	8,099
REMICs Ser. 4259, Class DI, IO, 4.00%, 6/15/43	104,248	12,038
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	28,514	3,398
REMICs Ser. 4097, Class PI, IO, 3.50%, 11/15/40	66,043	5,221
REMICs Ser. 4099, Class BI, IO, 3.50%, 6/15/39	61,337	3,220
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	91,043	10,496
REMICs Ser. 4134, Class PI, IO, 3.00%, 11/15/42	133,062	12,060
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	53,762	3,644
Federal National Mortgage Association
REMICs Ser. 18-51, Class IO, IO, 6.50%, 7/25/48	160,685	30,632
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	47,636	10,306
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	189,979	38,144
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	168,635	33,976
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x
1 Month US LIBOR) + 6.60%), 4.808%, 1/25/44	78,690	14,998
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	91,543	18,070
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x
1 Month US LIBOR) + 6.15%), 4.358%, 1/25/48	101,084	19,469
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x
1 Month US LIBOR) + 6.10%), 4.308%, 2/25/47	108,445	20,872
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x
1 Month US LIBOR) + 6.10%), 4.308%, 9/25/46	77,510	13,090
REMICs IFB Ser. 16-88, Class SK, IO, ((-1 x
1 Month US LIBOR) + 6.00%), 4.208%, 12/25/46	120,215	22,710

Putnam VT Multi-Asset Absolute Return Fund 7

MORTGAGE-BACKED
SECURITIES (6.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 12-19, Class S, IO, ((-1 x
1 Month US LIBOR) + 5.95%), 4.158%, 3/25/42	$92,336	$17,006
REMICs Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	76,587	10,940
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x
1 Month US LIBOR) + 5.75%), 3.958%, 10/25/47	333,324	52,547
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	33,178	2,066
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	37,668	3,273
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	119,506	5,355
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	36,756	1,210
Government National Mortgage Association
Ser. 14-184, Class DI, IO, 5.50%, 12/16/44	155,763	35,729
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	98,295	18,519
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	63,917	9,630
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	47,996	9,580
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	34,918	6,228
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	512	38
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	32,494	6,787
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	46,183	9,574
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	33,768	6,883
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	50,331	10,656
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US
LIBOR) + 6.68%), 4.94%, 1/16/40	196,754	27,546
IFB Ser. 10-68, Class SD, IO, ((-1 x 1 Month US
LIBOR) + 6.58%), 4.815%, 6/20/40	99,337	19,506
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	57,917	9,774
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	67,579	12,881
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	126,345	13,571
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	48,373	10,196
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	51,890	7,369
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	13,171	2,406
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US
LIBOR) + 6.25%), 4.485%, 7/20/48	129,556	18,786
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US
LIBOR) + 6.20%), 4.435%, 8/20/48	95,569	14,165
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US
LIBOR) + 6.15%), 4.385%, 9/20/43	21,282	3,781
IFB Ser. 19-121, Class DS, IO, ((-1 x 1 Month US
LIBOR) + 6.10%), 4.335%, 8/20/49	114,206	17,709
IFB Ser. 16-51, Class MS, IO, ((-1 x 1 Month US
LIBOR) + 6.05%), 4.285%, 4/20/46	89,429	15,985
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US
LIBOR) + 6.05%), 4.285%, 2/20/41	47,119	8,387
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US
LIBOR) + 6.00%), 4.235%, 11/20/39	68,469	4,692
Ser. 16-135, Class PI, IO, 4.00%, 5/20/46	165,123	24,950
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	28,486	3,078
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	71,207	9,391
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	57,317	11,234
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	75,108	12,651
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	32,253	4,663
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	59,028	2,578
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	74,465	9,627
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	72,614	9,644
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	51,510	6,047
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	26,519	1,918
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	27,905	3,178
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	24,195	1,895
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	55,023	3,183
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	9,804	147
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	45,517	4,125
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	110,221	11,160

MORTGAGE-BACKED
SECURITIES (6.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	$107,799	$5,390
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	44,425	2,358
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	65,963	2,200
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	38,098	2,526
Ser. 15-H22, Class GI, IO, 2.584%, 9/20/65 W	106,846	12,116
Ser. 15-H09, Class AI, IO, 2.543%, 4/20/65 W	181,419	13,692
Ser. 16-H03, Class AI, IO, 2.538%, 1/20/66 W	130,559	10,934
FRB Ser. 16-H16, Class DI, IO, 2.468%, 6/20/66 W	86,874	8,796
FRB Ser. 15-H16, Class XI, IO, 2.426%, 7/20/65 W	84,776	8,367
Ser. 17-H06, Class BI, IO, 2.313%, 2/20/67 W	105,443	11,356
Ser. 18-H05, Class AI, IO, 2.283%, 2/20/68 W	119,767	16,056
Ser. 17-H02, Class BI, IO, 2.258%, 1/20/67 W	131,720	15,156
Ser. 17-H11, Class NI, IO, 2.227%, 5/20/67 W	203,581	21,134
Ser. 16-H04, Class KI, IO, 2.148%, 2/20/66 W	94,043	6,348
Ser. 15-H20, Class CI, IO, 2.118%, 8/20/65 W	148,721	14,404
Ser. 15-H24, Class HI, IO, 2.037%, 9/20/65 W	359,497	23,868
Ser. 15-H15, Class JI, IO, 2.012%, 6/20/65 W	228,556	20,821
Ser. 15-H19, Class NI, IO, 1.944%, 7/20/65 W	158,666	13,312
Ser. 15-H18, Class IA, IO, 1.869%, 6/20/65 W	72,923	4,288
Ser. 15-H10, Class CI, IO, 1.846%, 4/20/65 W	134,801	10,974
Ser. 15-H26, Class GI, IO, 1.834%, 10/20/65 W	178,099	14,515
Ser. 15-H25, Class BI, IO, 1.778%, 10/20/65 W	232,602	20,539
Ser. 17-H14, Class DI, IO, 1.738%, 6/20/67 W	278,540	17,713
Ser. 15-H09, Class BI, IO, 1.73%, 3/20/65 W	183,138	12,814
Ser. 15-H24, Class BI, IO, 1.655%, 8/20/65 W	347,810	13,091
Ser. 15-H10, Class EI, IO, 1.654%, 4/20/65 W	102,273	4,460
Ser. 15-H25, Class AI, IO, 1.645%, 9/20/65 W	238,627	17,635
Ser. 16-H02, Class BI, IO, 1.614%, 11/20/65 W	271,020	23,892
Ser. 11-H15, Class AI, IO, 1.553%, 6/20/61 W	82,962	3,941
Ser. 16-H08, Class GI, IO, 1.462%, 4/20/66 W	188,538	9,294
Ser. 14-H21, Class AI, IO, 1.449%, 10/20/64 W	171,068	12,636
		1,189,490
Commercial mortgage-backed securities (0.6%)
Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW11, Class C, 5.775%,
3/11/39 (In default) † W	12,260	613
GE Capital Commercial Mortgage Corp. FRB
Ser. 05-C1, Class D, 4.408%, 6/10/48 W	12,788	7,673
GMAC Commercial Mortgage Securities, Inc. Trust
144A FRB Ser. 04-C3, Class X1, IO, 0.838%,
12/10/41 W	7,000	51
GS Mortgage Securities Trust 144A FRB
Ser. 14-GC24, Class D, 4.532%, 9/10/47 W	27,000	22,727
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.702%, 8/15/46 W	16,000	14,517
JPMorgan Chase Commercial Mortgage Securities
Trust Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	10,987	10,149
ML-CFC Commercial Mortgage Trust 144A FRB
Ser. 06-4, Class XC, IO, 0.558%, 12/12/49 W	15,226	59
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.89%, 5/10/63 W	17,000	5,105
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	30,000	20,542
Ser. 12-C7, Class F, 4.50%, 6/15/45 W	100,000	75,696
		157,132
Residential mortgage-backed securities (non-agency) (1.0%)
Citigroup Mortgage Loan Trust FRB Ser. 07-AR5,
Class 1A1A, 4.443%, 4/25/37 W	33,419	33,233
Countrywide Home Loans Mortgage Pass-Through
Trust FRB Ser. 05-3, Class 1A1, (1 Month US
LIBOR + 0.62%), 2.412%, 4/25/35	8,253	7,313

8 Putnam VT Multi-Asset Absolute Return Fund

MORTGAGE-BACKED
SECURITIES (6.1%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust Ser. 19-4,
Class M, 4.50%, 2/25/59 W	$29,000	$28,845
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02,
Class 1B, (1 Month US LIBOR + 12.25%), 14.042%,
9/25/28	59,762	86,141
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 1M2, (1 Month US LIBOR + 5.70%), 7.492%,
4/25/28	15,922	17,655
Connecticut Avenue Securities FRB Ser. 17-C02,
Class 2B1, (1 Month US LIBOR + 5.50%), 7.292%,
9/25/29	10,000	11,737
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 2M2, (1 Month US LIBOR + 4.00%), 5.792%,
5/25/25	2,669	2,770
Connecticut Avenue Securities FRB Ser. 17-C02,
Class 2M2, (1 Month US LIBOR + 3.65%), 5.442%,
9/25/29	10,000	10,502
Connecticut Avenue Securities FRB Ser. 17-C06,
Class 2M2, (1 Month US LIBOR + 2.80%), 4.592%,
2/25/30	9,357	9,608
Connecticut Avenue Securities FRB Ser. 18-C05,
Class 1M2, (1 Month US LIBOR + 2.35%), 4.142%,
1/25/31	10,000	10,141
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB
Ser. 19-R04, Class 2M2, (1 Month US LIBOR
+ 2.10%), 3.892%, 6/25/39	30,000	30,211
WaMu Mortgage Pass-Through Certificates Trust FRB
Ser. 04-AR12, Class A2B, (1 Month US LIBOR
+ 0.92%), 2.712%, 10/25/44	17,267	16,846
		265,002

Total mortgage-backed securities (cost $1,703,323)		$1,611,624

	Expiration
WARRANTS (2.2%)* †	date	Strike price	Warrants	Value
Bank of Jiangsu Co. ,
Ltd. 144A Class A, (China)	9/7/20	$0.00	48,100	$50,024
Bank of Shanghai Co. ,
Ltd. 144A (China)	12/2/20	0.00	79,250	107,780
China Resources Sanjiu
Medical & Pharmaceutical
Co., Ltd. 144A (China)	2/25/20	0.00	8,900	40,477
Gree Electric Appliances,
Inc. of Zhuhai 144A
(China)	8/24/20	0.00	13,404	125,864
HLA Corp., Ltd. 144A
(China)	10/8/20	0.00	19,200	21,120
Kweichow Moutai Co.,
Ltd 144A Class A, (China)	9/7/20	0.00	600	101,933
Seazen Holdings Co. ,
Ltd. 144A (China)	4/17/20	0.00	4,100	22,714
Shanghai Pudong
Development Bank Co.,
Ltd. 144A (China)	11/11/20	0.00	20,400	36,108
Shenzhen Mindray
Bio-Medical Electronics
Co., Ltd. 144A (China)	11/11/20	0.00	2,700	70,308
Total warrants (cost $518,434)				$576,328

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.6%)*	Principal amount		Value

Buenos Aires (Province of) unsec. FRN
(Argentina Deposit Rates BADLAR + 3.83%),
45.979%, 5/31/22 (Argentina)	ARS	195,000	$2,019
Buenos Aires (Province of) 144A sr. unsec.
unsub. notes 10.875%, 1/26/21 (Argentina)		$66,667	41,333
Mexico (Government of) sr. unsec. bonds 5.55%,
1/21/45 (Mexico)		39,000	47,866
Uruguay (Republic of) sr. unsec.
unsub. notes 4.375%, 10/27/27 (Uruguay)		70,000	77,263
Venezuela (Republic of) sr. unsec. notes 7.65%,
4/21/25 (Venezuela) (In default) †		12,000	1,380
Total foreign government and agency bonds
and notes (cost $181,269)			$169,861

ASSET-BACKED SECURITIES (0.5%)*	Principal amount		Value

Mello Warehouse Securitization Trust 144A FRB
Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.592%, 6/25/52		$29,000	$29,000
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR
+ 0.75%), 2.53%, 10/24/20		27,000	27,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR
+ 0.70%), 2.48%, 9/24/20		28,000	28,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR
+ 0.70%), 2.48%, 6/24/20		27,000	27,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR
+ 0.65%), 2.442%, 8/25/52		25,000	25,000
Total asset-backed securities (cost $136,000)			$136,000

CORPORATE BONDS AND NOTES (0.4%)*	Principal amount		Value

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)		$20,000	$22,034
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 8.75%, 5/23/26
(Brazil)		10,000	12,840
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.25%, 3/17/24
(Brazil)		21,000	23,573
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.125%, 1/17/22
(Brazil)		12,000	12,840
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 5.999%, 1/27/28
(Brazil)		10,000	11,413
Petrobras Global Finance BV 144A company
guaranty sr. unsec. bonds 5.093%, 1/15/30
(Brazil)		18,000	19,287
Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5.375%, 4/12/27
(Venezuela) (In default) †		26,000	2,015
Petroleos Mexicanos 144A company
guaranty sr. unsec. bonds 6.375%, 1/23/45
(Mexico)		10,000	8,581
Total corporate bonds and notes (cost $111,579)			$112,583

PREFERRED STOCKS (0.2%)*		Shares	Value

Telefonica Brasil S.A. $0.00
(Preference shares) (Brazil)		3,600	$51,888
Total preferred stocks (cost $48,336)			$51,888

Putnam VT Multi-Asset Absolute Return Fund	9

PURCHASED SWAP OPTIONS OUTSTANDING(0.0%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.785/3 month USD-
LIBOR-BBA/Jan-47	Jan-27/2.785	$8,600	$1,160
(2.785)/3 month USD-
LIBOR-BBA/Jan-47	Jan-27/2.785	8,600	431
2.3075/3 month USD-
LIBOR-BBA/Jun-52	Jun-22/2.3075	3,700	376
(2.3075)/3 month USD-
LIBOR-BBA/Jun-52	Jun-22/2.3075	3,700	220
Total purchased swap options outstanding (cost $2,468)			$2,187

PURCHASED OPTIONS
OUTSTANDING (0.2%)*	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value

Bank of America N.A.
SPDR S&P 500 ETF
Trust (Put)	Nov-20/$265.00	$745,106	$2,315	$12,882
SPDR S&P 500 ETF
Trust (Put)	Oct-20/255.00	565,186	1,756	6,205
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	649,119	AUD 925,000	288
SPDR S&P 500 ETF
Trust (Put)	Jul-20/255.00	818,490	$2,543	5,156
SPDR S&P 500 ETF
Trust (Put)	Aug-20/245.00	837,802	2,603	4,852
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	649,119	AUD 925,000	288
EUR/NOK (Put)	Jan-20/NOK 9.85	459,336	EUR 409,500	2,427
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF
Trust (Put)	Dec-20/$275.00	772,464	$2,400	18,180
SPDR S&P 500 ETF
Trust (Put)	Sep-20/255.00	813,018	2,526	7,607
Total purchased options outstanding (cost $139,494)				$57,885

	Principal amount/
SHORT-TERM INVESTMENTS (54.5%)*		shares	Value

Interest in $363,710,000 joint tri-party
repurchase agreement dated 12/31/19
with Citigroup Global Markets, Inc. due 1/2/20 —
maturity value of $2,412,210 for an effective
yield of 1.570% (collateralized by various
mortgage backed securities and a U.S. Treasury
bond with coupon rates ranging from 2.500%
to 6.500% and due dates ranging from 8/15/24
to 12/1/49, valued at $370,984,200)	$2,412,000		$2,412,000
Putnam Cash Collateral Pool, LLC 1.81% [d]	Shares	991,420	991,420
Putnam Short Term Investment
Fund 1.72% L	Shares	6,315,849	6,315,849
Australia & New Zealand Banking Group, Ltd.
commercial paper 1.828%, 2/27/20		$250,000	249,271
Barclays Bank PLC CCP asset backed commercial
paper 1.909%, 2/7/20		250,000	249,497
BPCE SA commercial paper 1.880%, 3/2/20		250,000	249,202
Canadian Imperial Bank of Commerce/New York, NY
certificates of deposit 2.000%, 1/13/20		250,000	250,022
Chariot Funding, LLC asset backed commercial
paper 1.849%, 3/2/20		250,000	249,223
DNB Bank ASA commercial paper 1.879%, 1/21/20		250,000	249,771

	Principal amount/
SHORT-TERM INVESTMENTS (54.5%)* cont.	shares	Value

Federal Home Loan Banks unsec. discount
notes commercial paper 1.652%, 1/22/20	$250,000	$249,790
Gotham Funding Corp. asset backed commercial
paper 1.825%, 1/13/20	250,000	249,845
ING (U.S.) Funding LLC commercial paper 1.900%,
2/3/20	250,000	249,597
Liberty Street Funding, LLC asset backed
commercial paper 1.827%, 2/6/20	250,000	249,524
Manhattan Asset Funding Co., LLC asset backed
commercial paper 1.857%, 2/6/20	250,000	249,535
Matchpoint Finance PLC asset backed commercial
paper 1.856%, 2/3/20	250,000	249,576
National Bank of Canada commercial paper 1.909%,
1/21/20	250,000	249,759
Regency Markets No. 1, LLC asset backed
commercial paper 2.003%, 1/16/20	250,000	249,802
Societe Generale SA commercial paper 1.859%,
3/2/20	250,000	249,203
U.S. Treasury Bills 1.557%, 4/23/20 # §	218,000	216,960
U.S. Treasury Bills 1.569%, 6/18/20 Δ §	189,000	187,641
U.S. Treasury Bills 1.562%, 6/4/20 Δ §	187,000	185,771
U.S. Treasury Bills 1.908%, 3/12/20 # Δ §	119,000	118,652
U.S. Treasury Bills 1.908%, 1/2/20	102,000	102,000
U.S. Treasury Bills 1.610%, 4/16/20 # §	62,000	61,725
U.S. Treasury Bills 1.565%, 5/7/20 §	56,000	55,701
U.S. Treasury Bills 1.636%, 4/2/20 # §	27,000	26,896
Total short-term investments (cost $14,418,042)		$14,418,232

Total investments (cost $29,914,456)		$31,124,735

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

10 Putnam VT Multi-Asset Absolute Return Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2019 through December 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $26,451,797.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $311,712 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $302,880 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $184,029 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $6,314,855 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/19 (aggregate face value $4,981,653)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/15/20	$18,602	$18,057	$545
	Australian Dollar	Sell	1/15/20	18,602	18,634	32
	Brazilian Real	Sell	2/4/20	8,146	5,839	(2,307)
	British Pound	Buy	3/18/20	37,298	36,420	878
	Canadian Dollar	Buy	1/15/20	18,176	17,982	194
	Canadian Dollar	Sell	1/15/20	18,176	17,945	(231)
	Euro	Sell	3/18/20	13,636	13,295	(341)
	Japanese Yen	Sell	2/19/20	125,139	125,185	46
	Mexican Peso	Buy	1/15/20	80,139	75,586	4,553
	Mexican Peso	Sell	1/15/20	80,139	77,491	(2,648)
	Norwegian Krone	Buy	3/18/20	39,294	37,596	1,698
	Swedish Krona	Buy	3/18/20	214	208	6
Barclays Bank PLC
	Canadian Dollar	Sell	1/15/20	14,710	13,063	(1,647)
	New Zealand Dollar	Buy	1/15/20	76,956	76,943	13
	New Zealand Dollar	Sell	1/15/20	76,956	71,404	(5,552)
	Norwegian Krone	Sell	3/18/20	55,779	54,994	(785)
	Swedish Krona	Sell	3/18/20	18,398	18,309	(89)
Citibank, N.A.
	Brazilian Real	Sell	2/4/20	3,328	3,214	(114)
	Canadian Dollar	Buy	1/15/20	76,014	75,127	887
	Canadian Dollar	Sell	1/15/20	76,014	74,695	(1,319)
	Norwegian Krone	Buy	3/18/20	37,084	35,475	1,609
Credit Suisse International
	Australian Dollar	Buy	1/15/20	6,669	6,364	305
	Australian Dollar	Sell	1/15/20	6,669	6,648	(21)
	Euro	Buy	3/18/20	18,370	18,190	180

Putnam VT Multi-Asset Absolute Return Fund 11

FORWARD CURRENCY CONTRACTS at 12/31/19 (aggregate face value $4,981,653) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International
	Australian Dollar	Buy	1/15/20	$62,615	$62,436	$179
	Australian Dollar	Sell	1/15/20	62,615	60,560	(2,055)
	Brazilian Real	Buy	2/4/20	79,004	75,912	3,092
	Brazilian Real	Sell	2/4/20	78,284	76,237	(2,047)
	British Pound	Sell	3/18/20	62,516	61,151	(1,365)
	Chilean Peso	Buy	1/15/20	74,048	78,122	(4,074)
	Chilean Peso	Sell	1/15/20	74,048	77,897	3,849
	New Zealand Dollar	Buy	1/15/20	165,896	164,773	1,123
	New Zealand Dollar	Sell	1/15/20	165,896	154,923	(10,973)
	Norwegian Krone	Buy	3/18/20	300,570	287,609	12,961
	Swedish Krona	Sell	3/18/20	131,206	128,759	(2,447)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/15/20	114,280	111,873	2,407
	Australian Dollar	Sell	1/15/20	114,280	112,047	(2,233)
	British Pound	Sell	3/18/20	80,967	79,271	(1,696)
	New Zealand Dollar	Buy	1/15/20	18,651	18,362	289
	New Zealand Dollar	Sell	1/15/20	18,650	18,644	(6)
	Norwegian Krone	Sell	3/18/20	37,346	36,648	(698)
	Swedish Krona	Sell	3/18/20	91,517	89,572	(1,945)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Buy	1/15/20	1,771	1,752	19
	Canadian Dollar	Sell	1/15/20	1,771	1,735	(36)
	Japanese Yen	Sell	2/19/20	18,438	18,283	(155)
	New Zealand Dollar	Buy	1/15/20	200,031	194,795	5,236
	New Zealand Dollar	Sell	1/15/20	200,031	185,611	(14,420)
	Swedish Krona	Sell	3/18/20	22,073	21,734	(339)
	Swiss Franc	Sell	3/18/20	33,130	32,520	(610)
NatWest Markets PLC
	Australian Dollar	Buy	1/15/20	193,041	184,287	8,754
	Australian Dollar	Sell	1/15/20	193,041	192,051	(990)
	British Pound	Buy	3/18/20	37,167	36,289	878
	Euro	Buy	3/18/20	18,144	18,041	103
	New Zealand Dollar	Buy	1/15/20	18,650	18,054	596
	New Zealand Dollar	Sell	1/15/20	18,650	18,645	(5)
	Norwegian Krone	Buy	3/18/20	117,087	112,091	4,996
	Swedish Krona	Sell	3/18/20	79,077	77,855	(1,222)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/15/20	140,815	132,631	(8,184)
	British Pound	Sell	3/18/20	106,584	105,226	(1,358)
	Canadian Dollar	Sell	1/15/20	18,484	17,694	(790)
	Euro	Buy	3/18/20	165,439	163,991	1,448
	Japanese Yen	Sell	2/19/20	280,983	280,709	(274)
	New Zealand Dollar	Buy	1/15/20	18,313	14,773	3,540
	Norwegian Krone	Buy	3/18/20	76,834	72,493	4,341
	Swedish Krona	Sell	3/18/20	177,259	175,140	(2,119)
Toronto-Dominion Bank
	Canadian Dollar	Sell	1/15/20	37,121	35,459	(1,662)
	Euro	Buy	3/18/20	18,482	18,303	179
	Swedish Krona	Sell	3/18/20	37,235	36,630	(605)
UBS AG
	Australian Dollar	Sell	1/15/20	18,322	24,225	5,903
	British Pound	Sell	3/18/20	18,583	18,369	(214)

12 Putnam VT Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 12/31/19 (aggregate face value $4,981,653) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	Japanese Yen	Sell	2/19/20	$18,415	$18,304	$(111)
	New Zealand Dollar	Buy	1/15/20	37,301	32,211	5,090
	Swedish Krona	Sell	3/18/20	36,892	36,327	(565)
WestPac Banking Corp.
	Australian Dollar	Buy	1/15/20	18,743	18,688	55
	Australian Dollar	Sell	1/15/20	18,743	18,212	(531)
	British Pound	Sell	3/18/20	18,583	18,318	(265)
	Euro	Buy	3/18/20	18,482	18,287	195
	Euro	Sell	3/18/20	18,482	18,460	(22)
Unrealized appreciation						76,179
Unrealized (depreciation)						(79,070)
Total						$(2,891)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES
CONTRACTS	Number				Unrealized
OUTSTANDING	of	Notional		Expiration	appreciation/
at 12/31/19	contracts	amount	Value	date	(depreciation)
S&P 500 Index
E-Mini (Short)	17	$2,746,163	$2,746,435	Mar-20	$(51,162)
S&P Mid Cap
400 Index
E-Mini (Long)	23	4,744,946	4,749,040	Mar-20	55,473
U.S. Treasury
Note 10 yr
(Long)	100	12,842,188	12,842,188	Mar-20	(117,421)
U.S. Treasury
Note Ultra 10 yr
(Long)	18	2,532,656	2,532,656	Mar-20	(31,400)
Unrealized appreciation					55,473
Unrealized (depreciation)					(199,983)
Total					$(144,510)

WRITTEN OPTIONS OUTSTANDING at 12/31/19 (premiums $2,301)
	Expiration
	date/strike	Notional	Contract
Counterparty	price	Amount	amount	Value
Citibank, N.A.
SPDR S&P 500 ETF
Trust (Call)	Jan-20/$333.00	$926,313	$2,878	$1,643
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF
Trust (Call)	Jan-20/331.00	925,026	2,874	669
Total				$2,312

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/19
Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	$1,700	$(215)	$43
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	(108)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)	388
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)	(988)
Unrealized appreciation				431
Unrealized (depreciation)				(1,096)
Total				$(665)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/19
		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$5,065,900	$4,878 E	$(4,319)	3/18/22	1.60% — Semiannually	3 month USD-LIBOR-	$559
					BBA — Quarterly
1,415,500	7,094 E	(4,066)	3/18/25	1.625% — Semiannually	3 month USD-LIBOR-	3,028
					BBA — Quarterly
1,768,000	16,421 E	1,881	3/18/30	1.80% — Semiannually	3 month USD-LIBOR-	18,302
					BBA — Quarterly
111,000	692	(1)	12/17/29	1.8252% — Semiannually	3 month USD-LIBOR-	699
					BBA — Quarterly

Putnam VT Multi-Asset Absolute Return Fund 13

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/19 cont.
			Upfront				Unrealized
			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
	$4,300	$96 E	$—	12/7/30	2.184% — Semiannually	3 month USD-LIBOR-	$(96)
						BBA — Quarterly
	400	15 E	—	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-	(15)
						BBA — Quarterly
	1,700	203 E	—	3/28/52	2.67% — Semiannually	3 month USD-LIBOR-	(203)
						BBA — Quarterly
	434,000	617 E	(1,710)	3/18/25	3 month USD-LIBOR-BBA —	1.70% — Semiannually	(2,327)
					Quarterly
	1,089,500	15,123 E	8,183	3/18/30	3 month USD-LIBOR-BBA —	1.75% — Semiannually	(6,940)
					Quarterly
	132,000	1,196	(2)	12/18/29	3 month USD-LIBOR-BBA —	1.7945% — Semiannually	(1,209)
					Quarterly
	101,300	2,182 E	1,152	3/18/50	3 month USD-LIBOR-BBA —	2.00% — Semiannually	(1,029)
					Quarterly
	4,900	43 E	—	6/5/29	3 month USD-LIBOR-BBA —	2.2225% — Semiannually	43
					Quarterly
	3,000	820	—	11/8/48	3 month USD-LIBOR-BBA —	3.312% — Semiannually	826
					Quarterly
	620,000	242	(2)	12/5/20	Federal funds effective rate	Secured overnight	(269)
					US — Quarterly	funding rate — Quarterly
AUD	1,000	10 E	(4)	3/18/30	6 month AUD-BBR-BBSW —	1.40% — Semiannually	(14)
					Semiannually
AUD	5,000	35 E	(1)	3/18/25	1.00% — Semiannually	6 month AUD-BBR-	34
						BBSW — Semiannually
CAD	164,000	880 E	879	3/18/30	2.10% — Semiannually	3 month CAD-BA-CDOR —	1,759
						Semiannually
CAD	2,531,000	5,668 E	(2,907)	3/18/25	3 month CAD-BA-CDOR —	2.00% — Semiannually	(8,574)
					Semiannually
CHF	645,000	401 E	(2,771)	3/18/25	0.40% plus 6 month CHF-	—	(2,370)
					LIBOR-BBA — Semiannually
CHF	85,000	106 E	(636)	3/18/30	0.10% plus 6 month CHF-	—	(742)
					LIBOR-BBA — Semiannually
EUR	1,130,000	4,492 E	10,370	3/18/30	0.20% — Annually	6 month EUR-EURIBOR-	14,862
						REUTERS — Semiannually
EUR	387,000	293 E	1,562	3/18/25	—	0.10% plus 6 month EUR-	1,854
						EURIBOR-REUTERS —
						Semiannually
GBP	1,176,000	531 E	(1,202)	3/18/25	6 month GBP-LIBOR-BBA —	0.90% — Semiannually	(671)
					Semiannually
GBP	1,000	9 E	(14)	3/18/30	6 month GBP-LIBOR-BBA —	1.10% — Semiannually	(5)
					Semiannually
NOK	2,003,000	595 E	(105)	3/18/25	1.95% — Annually	6 month NOK-NIBOR-	490
						NIBR — Semiannually
NOK	3,871,000	2,754 E	170	3/18/30	2.00% — Annually	6 month NOK-NIBOR-	2,924
						NIBR — Semiannually
NZD	958,000	2,110 E	(1,841)	3/18/25	1.40% — Semiannually	3 month NZD-BBR-FRA —	271
						Quarterly
NZD	620,000	2,197 E	(1,752)	3/18/30	1.75% — Semiannually	3 month NZD-BBR-FRA —	444
						Quarterly
SEK	6,919,000	2,296 E	(262)	3/18/25	0.35% — Annually	3 month SEK-STIBOR-	2,033
						SIDE — Quarterly
SEK	4,672,000	3,058 E	911	3/18/30	0.65% — Annually	3 month SEK-STIBOR-	3,969
						SIDE — Quarterly
Total			$3,513				$27,633

E Extended effective date.

14 Putnam VT Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/19
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$11,301,587	$11,320,675	$—	6/20/23	(3 month USD-LIBOR-	A basket (MLFCF15)	$19,414
				BBA plus 0.10%) —	of common stocks —
				Quarterly	Quarterly*
11,442,804	11,478,237	—	6/20/23	3 month USD-LIBOR-	Russell 1000 Total Return	(28,423)
				BBA minus 0.07% —	Index — Quarterly
				Quarterly
1,150	1,136	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(2)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
1,150	1,136	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(2)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
Barclays Bank PLC
2,761	2,738	—	1/12/43	(3.50%) 1 month USD-	Synthetic TRS Index	(4)
				LIBOR — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
531	524	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(1)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
1,444	1,443	—	1/12/38	6.50% (1 month USD-	Synthetic TRS Index	16
				LIBOR) — Monthly	6.50% 30 year Fannie Mae
					pools — Monthly
Citibank, N.A.
10,894,905	11,118,481	—	11/25/20	(3 month USD-LIBOR-	A basket (CGPUTQL2)	233,433
				BBA plus 0.34%) —	of common stocks —
				Quarterly	Quarterly*
27,254	28,641	—	7/5/22	1 month USD-LIBOR-	ACI Worldwide, Inc. —	(1,363)
				BBA minus 0.35% —	Monthly
				Monthly
203,726	235,812	—	7/5/22	1 month USD-LIBOR-	Advanced Micro Devices —	(31,868)
				BBA minus 0.35% —	Monthly
				Monthly
31,242	30,603	—	7/5/22	1 month USD-LIBOR-	Allscripts Healthcare	666
				BBA minus 0.35% —	Solutions, Inc. — Monthly
				Monthly
19,311	17,997	—	7/5/22	1 month USD-LIBOR-	Appian Corp. — Monthly	1,325
				BBA minus 0.35% —
				Monthly
90,807	91,380	—	7/5/22	1 month USD-LIBOR-	Axon Enterprise, Inc. —	(495)
				BBA minus 0.35% —	Monthly
				Monthly
16,356	17,446	—	7/5/22	1 month USD-LIBOR-	B&G Foods, Inc. — Monthly	(1,579)
				BBA minus 1.85% —
				Monthly
26,812	32,055	—	7/5/22	1 month USD-LIBOR-	Blackberry, Ltd. — Monthly	(5,219)
				BBA minus 0.35% —
				Monthly
32,218	32,876	—	7/5/22	1 month USD-LIBOR-	Bruker Corp — Monthly	(656)
				BBA minus 0.35% —
				Monthly
47,053	48,733	—	7/5/22	1 month USD-LIBOR-	BWX Technologies, Inc. —	(1,772)
				BBA minus 0.35% —	Monthly
				Monthly
73,458	68,312	—	7/5/22	1 month USD-LIBOR-	Canada Goose Holdings,	5,172
				BBA minus 0.85% —	Inc. — Monthly
				Monthly
24,264	22,121	—	7/5/22	1 month USD-LIBOR-	Cantel Medical Corp. —	2,165
				BBA minus 0.35% —	Monthly
				Monthly

Putnam VT Multi-Asset Absolute Return Fund 15

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/19 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$42,260	$46,110	$—	7/5/22	1 month USD-LIBOR-	Catalent, Inc. — Monthly	$(3,813)
				BBA minus 0.35% —
				Monthly
271,965	272,260	—	7/5/22	1 month USD-LIBOR-	Citrix Systems, Inc. —	(918)
				BBA minus 0.35% —	Monthly
				Monthly
194,301	204,265	—	7/5/22	1 month USD-LIBOR-	Corning, Inc. — Monthly	(11,199)
				BBA minus 0.35% —
				Monthly
11,739	16,685	—	7/5/22	1 month USD-LIBOR-	Diebold Nixdorf, Inc. —	(4,935)
				BBA minus 0.35% —	Monthly
				Monthly
147,164	150,709	—	7/5/22	1 month USD-LIBOR-	Domino’s Pizza, Inc. —	(3,750)
				BBA minus 0.35% —	Monthly
				Monthly
21,224	21,656	—	7/5/22	1 month USD-LIBOR-	Dorman Products Inc. —	(413)
				BBA minus 0.35% —	Monthly
				Monthly
31,676	29,610	—	7/5/22	1 month USD-LIBOR-	Dycom Industries, Inc. —	2,094
				BBA minus 0.35% —	Monthly
				Monthly
12,707	12,696	—	7/5/22	1 month USD-LIBOR-	Ebix, Inc. — Monthly	(8)
				BBA minus 1.25% —
				Monthly
22,857	22,725	—	7/5/22	1 month USD-LIBOR-	Edgewell Personal Care —	153
				BBA minus 0.35% —	Monthly
				Monthly
74,233	72,066	—	7/5/22	1 month USD-LIBOR-	Energizer Holdings, Inc. —	1,801
				BBA minus 0.35% —	Monthly
				Monthly
132,928	122,742	—	7/5/22	1 month USD-LIBOR-	Everbridge, Inc. — Monthly	10,302
				BBA minus 0.35% —
				Monthly
154,040	156,917	—	7/5/22	1 month USD-LIBOR-	FMC Corp — Monthly	(3,435)
				BBA minus 0.35% —
				Monthly
127,086	116,905	—	7/5/22	1 month USD-LIBOR-	Guidewire Software, Inc. —	10,291
				BBA minus 0.35% —	Monthly
				Monthly
55,041	55,004	—	7/5/22	1 month USD-LIBOR-	Hanesbrands, Inc. —	85
				BBA minus 0.35% —	Monthly
				Monthly
14,794	15,413	—	7/5/22	1 month USD-LIBOR-	Home BancShares —	(607)
				BBA minus 0.35% —	Monthly
				Monthly
68,434	73,026	—	7/5/22	1 month USD-LIBOR-	ICON PLC — Monthly	(4,532)
				BBA minus 0.35% —
				Monthly
249,452	258,757	—	7/5/22	1 month USD-LIBOR-	Illumina, Inc. — Monthly	(9,089)
				BBA minus 0.35% —
				Monthly
10,265	9,771	—	7/5/22	1 month USD-LIBOR-	Inogen, Inc. — Monthly	502
				BBA minus 0.35% —
				Monthly
37,324	36,881	—	7/5/22	1 month USD-LIBOR-	Instructure Inc — Monthly	476
				BBA minus 0.35% —
				Monthly
62,014	65,467	—	7/5/22	1 month USD-LIBOR-	Jabil, Inc. — Monthly	(3,399)
				BBA minus 0.35% —
				Monthly

16 Putnam VT Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/19 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$285,158	$299,947	$—	7/5/22	1 month USD-LIBOR-	Kellogg Co. — Monthly	$(17,012)
				BBA minus 0.35% —
				Monthly
16,968	18,278	—	7/5/22	1 month USD-LIBOR-	Kulicke & Soffa	(1,376)
				BBA minus 0.35% —	Industries — Monthly
				Monthly
52,730	54,691	—	7/5/22	1 month USD-LIBOR-	LHC Group, Inc. — Monthly	(1,915)
				BBA minus 0.35% —
				Monthly
374,711	377,912	—	9/18/20	3 month USD-LIBOR-	MSCI Daily TR NET	(2,963)
				BBA — Quarterly	Emerging Markets USD —
					Quarterly
816,564	824,439	—	3/19/20	3 month USD-LIBOR-	MSCI Emerging Markets TR	(7,282)
				BBA plus 0.11% —	Net USD — Quarterly
				Quarterly
25,083	26,917	—	7/5/22	1 month USD-LIBOR-	National Vision Holdings,	(1,813)
				BBA minus 0.35% —	Inc. — Monthly
				Monthly
19,367	19,695	—	7/5/22	1 month USD-LIBOR-	Omnicell, Inc. — Monthly	(311)
				BBA minus 0.35% —
				Monthly
69,592	73,448	—	7/5/22	1 month USD-LIBOR-	Oshkosh Corp. — Monthly	(3,796)
				BBA minus 0.35% —
				Monthly
54,027	56,512	—	7/5/22	1 month USD-LIBOR-	PerkinElmer, Inc. —	(2,438)
				BBA minus 0.35% —	Monthly
				Monthly
29,597	31,428	—	7/5/22	1 month USD-LIBOR-	Prestige Brands Holdings,	(1,806)
				BBA minus 0.35% —	Inc. — Monthly
				Monthly
30,877	30,013	—	7/5/22	1 month USD-LIBOR-	Qualys, Inc. — Monthly	891
				BBA minus 0.35% —
				Monthly
146,367	155,592	—	7/5/22	1 month USD-LIBOR-	Quintiles IMS Holdings,	(9,097)
				BBA minus 0.35% —	Inc. — Monthly
				Monthly
166,857	174,541	—	7/5/22	1 month USD-LIBOR-	Ralph Lauren Corp. —	(8,562)
				BBA minus 0.35% —	Monthly
				Monthly
5,475,984	5,635,522	—	11/25/20	3 month USD-LIBOR-	Russell 1000 Total Return	(149,480)
				BBA plus 0.09% —	Index — Quarterly
				Quarterly
51,381	53,016	—	7/5/22	1 month USD-LIBOR-	Sterling BANCORP/ DE —	(1,590)
				BBA minus 0.35% —	Monthly
				Monthly
737	728	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(1)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
356,139	450,960	—	7/5/22	1 month USD-LIBOR-	Tesla, Inc. — Monthly	(94,512)
				BBA minus 1.30% —
				Monthly
94,977	94,195	—	7/5/22	1 month USD-LIBOR-	Textron Inc — Monthly	821
				BBA minus 0.35% —
				Monthly
76,878	69,012	—	7/5/22	1 month USD-LIBOR-	Triumph Group, Inc. —	7,823
				BBA minus 0.35% —	Monthly
				Monthly
7,740	8,631	—	7/5/22	1 month USD-LIBOR-	Under Armour, Inc.	(885)
				BBA minus 0.35% —	Class C — Monthly
				Monthly

Putnam VT Multi-Asset Absolute Return Fund 17

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/19 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$106,650	$108,780	$—	7/5/22	1 month USD-LIBOR-	Varian Medical Systems,	$(2,037)
				BBA minus 0.35% —	Inc. — Monthly
				Monthly
24,368	27,020	—	7/5/22	1 month USD-LIBOR-	Winnebago Industries —	(2,631)
				BBA minus 0.35% —	Monthly
				Monthly
50,977	52,938	—	7/5/22	1 month USD-LIBOR-	Wolverine World Wide	(2,074)
				BBA minus 0.35% —	Inc. — Monthly
				Monthly
Credit Suisse International
3,872,942	4,043,551	—	2/12/20	1 month USD-LIBOR-	MSCI Emerging Markets TR	(166,401)
				BBA plus 0.22% —	Net USD — Monthly
				Monthly
163,833	163,642	—	1/12/41	4.50% (1 month USD-	Synthetic MBX Index	14
				LIBOR) — Monthly	4.50% 30 year Ginnie Mae II
					pools — Monthly
6,651	6,597	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index	10
				LIBOR) — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
3,485	3,449	—	1/12/45	3.50% (1 month USD-	Synthetic TRS Index	(1)
				LIBOR) — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
565	560	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index	1
				LIBOR) — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
7,563	7,490	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index	9
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
3,509	3,475	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index	4
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
4,510	4,455	—	1/12/41	(4.00%) 1 month USD-	Synthetic TRS Index	6
				LIBOR — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
Goldman Sachs International
10,027,032	10,050,118	—	12/15/20	(1 month USD-LIBOR-	A basket (GSGLPW2L)	37,696
				BBA plus 0.45%) —	of common stocks —
				Monthly	Monthly*
10,039,039	10,030,450	—	12/15/20	1 month USD-LIBOR-	A basket (GSGLPW2S)	(2,923)
				BBA minus 0.15% —	of common stocks —
				Monthly	Monthly*
10,738,616	10,776,745	—	12/15/20	(1 month USD-LIBOR-	A basket (GSGLPWDL)	45,465
				BBA plus 0.50%) —	of common stocks —
				Monthly	Monthly*
10,048,606	10,113,487	—	12/15/20	1 month USD-LIBOR-	A basket (GSGLPWDS)	(70,904)
				BBA minus 0.15% —	of common stocks —
				Monthly	Monthly*
900,301	862,927	—	12/15/20	(0.20%) — Monthly	Goldman Sachs Cross	(37,454)
					Asset Trend Series 27
					Excess Return Strategy —
					Monthly †††
384,563	383,545	—	12/15/20	(0.45%) — Monthly	Goldman Sachs Volatility	(1,096)
					Carry US Enhanced 3x
					Excess Return Strategy —
					Monthly ††
1,130,386	1,127,387	—	12/15/20	(0.45%) — Monthly	Goldman Sachs Volatility	(3,225)
					Carry US Series 85
					Excess Return Strategy —
					Monthly ††

18 Putnam VT Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/19 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$178,897	$180,153	$—	12/15/20	(0.30%) — Monthly	Goldman Sachs Volatility	$1,232
					of Volatility Carry Excess
					Return Strategy —
					Monthly †
553,070	556,376	—	12/15/20	(0.30%) — Monthly	Goldman Sachs Volatility	3,232
					of Volatility Carry Series 69
					Excess Return Strategy —
					Monthly †
152,168	158,871	—	12/14/20	1 month USD-LIBOR-	MSCI Emerging Markets TR	(6,569)
				BBA plus 0.25% —	Net USD — Monthly
				Monthly
3,655	3,568	—	1/12/44	(3.00%) 1 month USD-	Synthetic TRS Index	54
				LIBOR — Monthly	3.00% 30 year Fannie Mae
					pools — Monthly
4,455	4,419	—	1/12/43	(3.50%) 1 month USD-	Synthetic TRS Index	(7)
				LIBOR — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
3,509	3,475	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index	4
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
JPMorgan Chase Bank N.A.
943	932	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(1)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
JPMorgan Securities LLC
4,374	4,332	—	1/12/45	(4.00%) 1 month USD-	Synthetic TRS Index	(5)
				LIBOR — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
10,207	10,108	—	1/12/45	(4.00%) 1 month USD-	Synthetic TRS Index	(13)
				LIBOR — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
UBS AG
362,958	371,747	—	2/12/20	(3 month USD-LIBOR-	MSCI Daily TR Net	7,377
				BBA plus 0.90%) —	Emerging Markets India —
				Quarterly	Quarterly
2,138,207	2,148,714	—	8/20/20	1 month USD-LIBOR-	MSCI Daily TR Net	(9,616)
				BBA minus 0.12% —	Emerging Markets USD —
				Monthly	Monthly
Upfront premium received		—		Unrealized appreciation		392,534
Upfront premium (paid)		—		Unrealized (depreciation)		(727,278)
Total		$—		Total		$(334,744)

† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.

Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.

Provides synthetic exposure to assets in several asset classes (equity, credit, foreign exchange and interest rates). The Strategy is calculated on an “excess return” basis and does not include any synthetic interest rate return on a notional cash amount.

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer cyclicals	221	$408,902	3.61%
Apple, Inc.	Technology	1,388	407,451	3.60%
Alphabet, Inc. Class A	Technology	289	387,094	3.42%
JPMorgan Chase & Co.	Financials	2,505	349,133	3.08%
Microsoft Corp.	Technology	1,899	299,509	2.65%
Verizon Communications, Inc.	Communication services	4,073	250,054	2.21%
Citigroup, Inc.	Financials	3,061	244,558	2.16%
Chevron Corp.	Energy	2,028	244,396	2.16%
Cisco Systems, Inc.	Technology	5,018	240,660	2.13%

Putnam VT Multi-Asset Absolute Return Fund 19

A BASKET (MLFCF15) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Adobe, Inc.	Technology	653	$215,235	1.90%
Procter & Gamble Co. (The)	Consumer staples	1,670	208,616	1.84%
PayPal Holdings, Inc.	Consumer cyclicals	1,880	203,352	1.80%
Oracle Corp.	Technology	3,677	194,800	1.72%
Coca-Cola Co. (The)	Consumer staples	3,400	188,173	1.66%
Comcast Corp. Class A	Communication services	4,077	183,323	1.62%
Medtronic PLC	Health care	1,461	165,739	1.46%
Johnson & Johnson	Health care	1,037	151,207	1.34%
PepsiCo, Inc.	Consumer staples	994	135,837	1.20%
Merck & Co., Inc.	Health care	1,468	133,551	1.18%
Amgen, Inc.	Health care	538	129,576	1.14%
Lockheed Martin Corp.	Capital goods	327	127,191	1.12%
Honeywell International, Inc.	Capital goods	707	125,223	1.11%
Booking Holdings, Inc.	Consumer cyclicals	59	121,362	1.07%
Qualcomm, Inc.	Technology	1,336	117,909	1.04%
ConocoPhillips	Energy	1,777	115,558	1.02%
Starbucks Corp.	Consumer staples	1,312	115,376	1.02%
Intuit, Inc.	Technology	426	111,568	0.99%
Northrop Grumman Corp.	Capital goods	310	106,572	0.94%
Walmart, Inc.	Consumer cyclicals	888	105,533	0.93%
Lam Research Corp.	Technology	336	98,129	0.87%
Union Pacific Corp.	Transportation	530	95,853	0.85%
Mondelez International, Inc. Class A	Consumer staples	1,733	95,430	0.84%
Abbott Laboratories	Health care	1,082	93,977	0.83%
Delta Air Lines, Inc.	Transportation	1,599	93,497	0.83%
MetLife, Inc.	Financials	1,806	92,073	0.81%
Morgan Stanley	Financials	1,789	91,463	0.81%
S&P Global, Inc.	Consumer cyclicals	328	89,643	0.79%
Phillips 66	Energy	723	80,557	0.71%
Lowe’s Cos., Inc.	Consumer cyclicals	666	79,812	0.71%
Exelon Corp.	Utilities and power	1,731	78,905	0.70%
International Business Machines Corp.	Technology	573	76,787	0.68%
Biogen, Inc.	Health care	256	75,982	0.67%
Danaher Corp.	Conglomerates	478	73,437	0.65%
eBay, Inc.	Technology	2,023	73,054	0.65%
Ingersoll-Rand PLC	Capital goods	526	69,929	0.62%
Cummins, Inc.	Capital goods	390	69,766	0.62%
Kinder Morgan, Inc.	Utilities and power	3,252	68,839	0.61%
Capital One Financial Corp.	Financials	648	66,725	0.59%
Broadcom, Inc.	Technology	205	64,840	0.57%
Waste Management, Inc.	Capital goods	558	63,600	0.56%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	1,068	$313,607	2.82%
JPMorgan Chase & Co.	Financials	2,113	294,497	2.65%
Microsoft Corp.	Technology	1,745	275,261	2.48%
Alphabet, Inc. Class A	Technology	203	272,029	2.45%
Verizon Communications, Inc.	Communication services	4,164	255,644	2.30%
Medtronic PLC	Health care	1,968	223,235	2.01%
Honeywell International, Inc.	Capital goods	1,196	211,657	1.90%
Starbucks Corp.	Consumer staples	2,282	200,634	1.80%
Texas Instruments, Inc.	Technology	1,550	198,904	1.79%
Fidelity National Information Services, Inc.	Technology	1,420	197,489	1.78%
Lockheed Martin Corp.	Capital goods	506	197,167	1.77%
TJX Cos., Inc. (The)	Consumer cyclicals	3,156	192,732	1.73%

20 Putnam VT Multi-Asset Absolute Return Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Automatic Data Processing, Inc.	Consumer cyclicals	1,125	$191,814	1.73%
Mondelez International, Inc. Class A	Consumer staples	3,462	190,681	1.71%
U.S. Bancorp	Financials	3,212	190,441	1.71%
Kinder Morgan, Inc.	Utilities and power	8,387	177,559	1.60%
Walt Disney Co. (The)	Consumer cyclicals	1,208	174,715	1.57%
Sysco Corp.	Consumer staples	2,042	174,670	1.57%
Intuit, Inc.	Technology	637	166,859	1.50%
Johnson & Johnson	Health care	1,121	163,555	1.47%
Allstate Corp. (The)	Financials	1,402	157,609	1.42%
Exelon Corp.	Utilities and power	3,298	150,335	1.35%
Annaly Capital Management, Inc.	Financials	15,879	149,582	1.35%
Waste Management, Inc.	Capital goods	1,272	144,913	1.30%
Leidos Holdings, Inc.	Technology	1,454	142,303	1.28%
DTE Energy Co.	Utilities and power	1,095	142,148	1.28%
Intercontinental Exchange, Inc.	Financials	1,526	141,196	1.27%
Omnicom Group, Inc.	Consumer cyclicals	1,636	132,556	1.19%
Exxon Mobil Corp.	Energy	1,893	132,062	1.19%
Amazon.com, Inc.	Consumer cyclicals	70	130,100	1.17%
Cisco Systems, Inc.	Technology	2,645	126,832	1.14%
Cognizant Technology Solutions Corp. Class A	Technology	2,045	126,829	1.14%
Hershey Co. (The)	Consumer staples	783	115,142	1.04%
Ross Stores, Inc.	Consumer cyclicals	988	115,080	1.04%
Baxter International, Inc.	Health care	1,332	111,386	1.00%
Merck & Co., Inc.	Health care	1,209	109,969	0.99%
VICI Properties, Inc.	Financials	4,255	108,710	0.98%
Pfizer, Inc.	Health care	2,761	108,173	0.97%
Garmin, Ltd.	Technology	1,095	106,868	0.96%
eBay, Inc.	Technology	2,907	104,982	0.94%
AGNC Investment Corp.	Financials	5,880	103,964	0.94%
Ingersoll-Rand PLC	Capital goods	774	102,835	0.92%
Delta Air Lines, Inc.	Transportation	1,755	102,625	0.92%
Procter & Gamble Co. (The)	Consumer staples	805	100,501	0.90%
Take-Two Interactive Software, Inc.	Technology	817	100,029	0.90%
Western Union Co. (The)	Technology	3,734	99,998	0.90%
AutoZone, Inc.	Consumer cyclicals	81	96,873	0.87%
Charter Communications, Inc. Class A	Communication services	197	95,389	0.86%
Bristol-Myers Squibb Co.	Health care	1,470	94,329	0.85%
Hologic, Inc.	Health care	1,682	87,827	0.79%

A BASKET (GSGLPW2L) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
3i Group PLC (United Kingdom)	Financials	5,528	$80,412	0.80%
Enel SpA (Italy)	Utilities and power	9,875	78,393	0.78%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	3,274	77,493	0.77%
Allianz SE (Germany)	Financials	312	76,587	0.76%
Arkema SA (France)	Basic materials	710	75,492	0.75%
Hitachi, Ltd. (Japan)	Capital goods	1,761	74,959	0.75%
Shin-Etsu Chemical Co., Ltd. (Japan)	Basic materials	664	73,742	0.73%
Shionogi & Co., Ltd. (Japan)	Health care	1,184	73,722	0.73%
Partners Group Holding AG (Switzerland)	Financials	80	73,123	0.73%
Hoya Corp. (Japan)	Technology	759	72,947	0.73%
Aurizon Holdings, Ltd. (Australia)	Transportation	19,266	70,829	0.70%
CSL, Ltd. (Australia)	Health care	365	70,662	0.70%
Porsche Automobil Holding SE (Preference) (Germany)	Consumer cyclicals	940	70,328	0.70%
Legal & General Group PLC (United Kingdom)	Financials	17,406	69,868	0.70%
Rio Tinto PLC (United Kingdom)	Basic materials	1,146	68,350	0.68%

Putnam VT Multi-Asset Absolute Return Fund 21

A BASKET (GSGLPW2L) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Roche Holding AG (Switzerland)	Health care	208	$67,470	0.67%
Swiss Life Holding AG (Switzerland)	Financials	133	66,902	0.67%
Santos, Ltd. (Australia)	Energy	11,607	66,743	0.66%
Coca-Cola HBC AG (Switzerland)	Consumer staples	1,941	65,955	0.66%
Shinhan Financial Group Co., Ltd. (South Korea)	Financials	1,756	65,828	0.65%
Cheung Kong Property Holdings, Ltd. (Hong Kong)	Financials	8,970	64,757	0.64%
Peugeot SA (France)	Consumer cyclicals	2,692	64,352	0.64%
Ashtead Group PLC (United Kingdom)	Consumer staples	2,012	64,343	0.64%
Kering SA (France)	Consumer cyclicals	98	64,050	0.64%
Telstra Corp., Ltd. (Australia)	Communication services	25,369	63,129	0.63%
Dassault Systemes SA (France)	Technology	383	62,957	0.63%
Legrand SA (France)	Capital goods	763	62,231	0.62%
KDDI Corp. (Japan)	Communication services	2,067	61,864	0.62%
Deutsche Boerse AG (Germany)	Financials	393	61,809	0.62%
GlaxoSmithKline PLC (United Kingdom)	Health care	2,575	60,693	0.60%
Hermes International (France)	Consumer cyclicals	81	60,497	0.60%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	828	60,444	0.60%
Goodman Group (Australia)	Financials	6,396	60,114	0.60%
Samsung Electronics Co., Ltd. (South Korea)	Technology	1,242	59,927	0.60%
Namco Bandai Holdings, Inc. (Japan)	Consumer cyclicals	981	59,842	0.60%
BHP Billiton PLC (United Kingdom)	Basic materials	2,533	59,630	0.59%
Obayashi Corp. (Japan)	Capital goods	5,292	59,264	0.59%
Sandvik AB (Sweden)	Capital goods	3,001	58,551	0.58%
West Japan Railway Co. (Japan)	Transportation	669	58,132	0.58%
Carlsberg A/S Class B (Denmark)	Consumer staples	388	57,856	0.58%
Unilever PLC (United Kingdom)	Consumer staples	999	57,566	0.57%
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	Financials	1,428	56,983	0.57%
Persimmon PLC (United Kingdom)	Financials	1,585	56,588	0.56%
Coca-Cola Amatil, Ltd. (Australia)	Consumer staples	7,127	55,408	0.55%
Berkeley Group Holdings PLC (The) (United Kingdom)	Consumer cyclicals	851	54,788	0.55%
Deutsche Telekom AG (Germany)	Communication services	3,340	54,622	0.54%
Tosoh Corp. (Japan)	Basic materials	3,500	54,595	0.54%
Koninklijke Ahold Delhaize NV (Netherlands)	Consumer staples	2,161	54,093	0.54%
Sumitomo Mitsui Financial Group, Inc. (Japan)	Financials	1,450	53,859	0.54%
Baloise Holding AG (Switzerland)	Financials	297	53,706	0.53%

A BASKET (GSGLPW2S) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
British Land Co., PLC (The) (United Kingdom)	Financials	10,167	$86,041	0.86%
St. James’s Place PLC (United Kingdom)	Financials	5,466	84,323	0.84%
Galenica AG (Switzerland)	Health care	454	82,871	0.83%
Accor SA (France)	Consumer cyclicals	1,755	82,241	0.82%
Barclays PLC (United Kingdom)	Financials	33,231	79,083	0.79%
Ferrovial SA (Spain)	Basic materials	2,612	79,080	0.79%
Daimler AG (Germany)	Consumer cyclicals	1,360	75,392	0.75%
Canon, Inc. (Japan)	Capital goods	2,712	74,527	0.74%
EssilorLuxottica SA (France)	Health care	489	74,510	0.74%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	1,823	72,668	0.72%
Weir Group PLC (The) (United Kingdom)	Capital goods	3,633	72,659	0.72%
Japan Tobacco, Inc. (Japan)	Consumer staples	3,217	72,011	0.72%
National Australia Bank, Ltd. (Australia)	Financials	4,037	69,897	0.70%
Yaskawa Electric Corp. (Japan)	Technology	1,798	68,974	0.69%
Deutsche Bank AG (Germany)	Financials	8,883	68,968	0.69%
Commonwealth Bank of Australia (Australia)	Financials	1,195	67,145	0.67%
Worldline SA (France)	Technology	942	66,770	0.67%
MS&AD Insurance Group Holdings (Japan)	Financials	1,997	66,340	0.66%

22 Putnam VT Multi-Asset Absolute Return Fund

A BASKET (GSGLPW2S) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Bunzl PLC (United Kingdom)	Consumer staples	2,404	$65,771	0.66%
Westpac Banking Corp. (Australia)	Financials	3,854	65,641	0.65%
Intesa Sanpaolo SpA (Italy)	Financials	24,353	64,199	0.64%
Air Liquide SA (France)	Basic materials	441	62,479	0.62%
Compagnie Financiere Richemont SA (Switzerland)	Consumer cyclicals	793	62,326	0.62%
RSA Insurance Group PLC (United Kingdom)	Financials	8,234	61,699	0.62%
LafargeHolcim, Ltd. (Switzerland)	Basic materials	1,090	60,463	0.60%
Siemens AG (Germany)	Conglomerates	453	59,298	0.59%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	2,788	57,871	0.58%
Nissan Motor Co., Ltd. (Japan)	Consumer cyclicals	9,819	57,473	0.57%
S-Oil Corp. (South Korea)	Energy	689	56,744	0.57%
Julius Baer Group, Ltd. (Switzerland)	Financials	1,096	56,517	0.56%
Assicurazioni Generali SpA (Italy)	Financials	2,726	56,281	0.56%
Check Point Software Technologies, Ltd. (Israel)	Technology	500	55,521	0.55%
Chunghwa Telecom Co., Ltd. (Taiwan)	Communication services	15,025	55,133	0.55%
Nidec Corp. (Japan)	Technology	399	55,099	0.55%
Hyundai Heavy Industries Co., Ltd. (South Korea)	Capital goods	502	54,900	0.55%
Hong Kong & China Gas Co., Ltd. (Hong Kong)	Utilities and power	28,003	54,699	0.55%
Odakyu Electric Railway Co., Ltd. (Japan)	Transportation	2,326	54,589	0.54%
FANUC Corp. (Japan)	Technology	291	54,368	0.54%
Swiss Prime Site AG (Switzerland)	Financials	465	53,777	0.54%
LG Chemical, Ltd. (South Korea)	Basic materials	195	53,632	0.53%
Yamato Holdings Co., Ltd. (Japan)	Transportation	3,052	52,430	0.52%
Seiko Epson Corp. (Japan)	Technology	3,409	51,916	0.52%
Nippon Steel Corp. (Japan)	Basic materials	3,373	51,339	0.51%
voestalpine AG (Austria)	Basic materials	1,832	51,117	0.51%
Transurban Group (Units) (Australia)	Transportation	4,797	50,279	0.50%
Pernod Ricard SA (France)	Consumer staples	280	50,065	0.50%
Kansai Paint Co., Ltd. (Japan)	Basic materials	2,030	50,013	0.50%
Yamaha Motor Co., Ltd. (Japan)	Consumer cyclicals	2,463	49,934	0.50%
AIA Group, Ltd. (Hong Kong)	Financials	4,738	49,741	0.50%
Danone SA (France)	Consumer staples	598	49,589	0.49%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
National Bank of Canada (Canada)	Financials	1,306	$72,480	0.67%
Muenchener Rueckversicherungs-Gesellschaft AG in	Financials	244	71,869	0.67%
Muenchen (Germany)
Partners Group Holding AG (Switzerland)	Financials	78	71,335	0.66%
Xcel Energy, Inc.	Utilities and power	1,113	70,687	0.66%
AMETEK, Inc.	Conglomerates	707	70,559	0.65%
OGE Energy Corp.	Utilities and power	1,584	70,426	0.65%
Paychex, Inc.	Technology	824	70,075	0.65%
Omnicom Group, Inc.	Consumer cyclicals	862	69,848	0.65%
Mitsubishi UFJ Financial Group, Inc. (Japan)	Financials	12,694	69,303	0.64%
Aena SME SA (Spain)	Transportation	362	69,266	0.64%
Ingersoll-Rand PLC	Capital goods	520	69,119	0.64%
Citrix Systems, Inc.	Technology	621	68,885	0.64%
Swisscom AG (Switzerland)	Communication services	130	68,881	0.64%
WEC Energy Group, Inc.	Utilities and power	741	68,366	0.63%
Ageas (Belgium)	Financials	1,155	68,224	0.63%
Sumitomo Mitsui Financial Group, Inc. (Japan)	Financials	1,828	67,935	0.63%
Swiss Life Holding AG (Switzerland)	Financials	133	66,751	0.62%
Porsche Automobil Holding SE (Preference) (Germany)	Consumer cyclicals	888	66,373	0.62%
Toronto-Dominion Bank (Canada)	Financials	1,177	66,030	0.61%
Royal Bank of Canada (Canada)	Financials	829	65,589	0.61%

Putnam VT Multi-Asset Absolute Return Fund 23

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Eni SpA (Italy)	Utilities and power	4,193	$65,118	0.60%
Canadian Imperial Bank of Commerce (Canada)	Financials	782	65,045	0.60%
Mitsubishi Heavy Industries, Ltd. (Japan)	Capital goods	1,652	64,593	0.60%
Cummins, Inc.	Capital goods	355	63,454	0.59%
Givaudan SA (Switzerland)	Basic materials	20	62,386	0.58%
Diageo PLC (United Kingdom)	Consumer staples	1,465	62,121	0.58%
Comcast Corp. Class A	Communication services	1,374	61,808	0.57%
Sun Life Financial, Inc. (Canada)	Financials	1,338	60,987	0.57%
Expeditors International of Washington, Inc.	Transportation	778	60,675	0.56%
Raymond James Financial, Inc.	Financials	669	59,885	0.56%
Automatic Data Processing, Inc.	Consumer cyclicals	351	59,869	0.56%
Mizuho Financial Group, Inc. (Japan)	Financials	38,183	59,144	0.55%
MTU Aero Engines AG (Germany)	Capital goods	202	57,677	0.54%
Roper Technologies, Inc.	Capital goods	163	57,580	0.53%
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	Financials	1,430	57,084	0.53%
NN Group NV (Netherlands)	Financials	1,467	55,649	0.52%
Halma PLC (United Kingdom)	Technology	1,985	55,633	0.52%
Red Electrica Corporacion SA (Spain)	Utilities and power	2,746	55,207	0.51%
CGI Group, Inc. Class A (Canada)	Technology	655	54,849	0.51%
Endesa SA (Spain)	Utilities and power	2,055	54,827	0.51%
Repsol SA (Spain)	Energy	3,467	54,173	0.50%
Expedia, Inc.	Consumer cyclicals	501	54,128	0.50%
Booking Holdings, Inc.	Consumer cyclicals	26	53,745	0.50%
Baloise Holding AG (Switzerland)	Financials	296	53,577	0.50%
Air Liquide SA (France)	Basic materials	377	53,371	0.50%
Rio Tinto PLC (United Kingdom)	Basic materials	876	52,229	0.48%
Legrand SA (France)	Capital goods	638	52,021	0.48%
People’s United Financial, Inc.	Financials	3,024	51,109	0.47%
Hershey Co. (The)	Consumer staples	345	50,709	0.47%
AGNC Investment Corp.	Financials	2,840	50,213	0.47%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Fortis, Inc. (Canada)	Utilities and power	1,546	$64,159	0.63%
American Tower Corp.	Communication services	278	63,839	0.63%
Zurich Insurance Group AG (Switzerland)	Financials	155	63,488	0.63%
AIA Group, Ltd. (Hong Kong)	Financials	5,964	62,612	0.62%
DBS Group Holdings, Ltd. (Singapore)	Financials	3,251	62,560	0.62%
Markel Corp.	Financials	54	61,654	0.61%
ABB, Ltd. (Switzerland)	Capital goods	2,476	59,791	0.59%
Camden Property Trust	Financials	561	59,482	0.59%
Daimler AG (Germany)	Consumer cyclicals	1,069	59,190	0.59%
Autodesk, Inc.	Technology	319	58,517	0.58%
Credit Agricole SA (France)	Financials	4,001	58,005	0.57%
Panasonic Corp. (Japan)	Consumer cyclicals	6,061	57,432	0.57%
Liberty Media Corp.-Liberty Formula One Class C	Consumer cyclicals	1,238	56,892	0.56%
American Express Co.	Financials	456	56,791	0.56%
Alexandria Real Estate Equities, Inc.	Financials	346	55,944	0.55%
Fidelity National Information Services, Inc.	Technology	398	55,313	0.55%
International Business Machines Corp.	Technology	409	54,787	0.54%
ANA Holdings, Inc. (Japan)	Transportation	1,629	54,615	0.54%
Accor SA (France)	Consumer cyclicals	1,165	54,557	0.54%
Crown Castle International Corp.	Communication services	383	54,452	0.54%
Credit Suisse Group AG (Switzerland)	Financials	3,937	53,314	0.53%
Entergy Corp.	Utilities and power	440	52,767	0.52%
Waste Connections, Inc.	Capital goods	581	52,726	0.52%

24 Putnam VT Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Svenska Handelsbanken AB (Sweden)	Financials	4,770	$51,384	0.51%
NiSource, Inc.	Utilities and power	1,817	50,597	0.50%
FirstEnergy Corp.	Utilities and power	1,040	50,524	0.50%
Microchip Technology, Inc.	Technology	478	50,033	0.49%
Prologis, Inc.	Financials	545	48,601	0.48%
Wells Fargo & Co.	Financials	898	48,299	0.48%
Alliant Energy Corp.	Utilities and power	878	48,019	0.47%
Becton Dickinson and Co.	Health care	173	47,174	0.47%
Delivery Hero Holding GmbH (Germany)	Consumer staples	596	47,155	0.47%
Archer-Daniels-Midland Co.	Basic materials	1,014	47,016	0.46%
MS&AD Insurance Group Holdings (Japan)	Financials	1,413	46,974	0.46%
SBA Communications Corp.	Communication services	194	46,696	0.46%
Sensata Technologies Holding PLC	Technology	866	46,646	0.46%
Xylem, Inc.	Capital goods	591	46,543	0.46%
Macquarie Group, Ltd. (Australia)	Financials	475	45,930	0.45%
Abbott Laboratories	Health care	526	45,710	0.45%
Coca-Cola Co. (The)	Consumer staples	823	45,535	0.45%
Equinix, Inc.	Communication services	78	45,417	0.45%
AstraZeneca PLC (United Kingdom)	Health care	448	45,126	0.45%
Caterpillar, Inc.	Capital goods	304	44,861	0.44%
Equifax, Inc.	Consumer cyclicals	319	44,656	0.44%
Southern Co. (The)	Utilities and power	701	44,645	0.44%
Arthur J. Gallagher & Co.	Financials	468	44,548	0.44%
Nordea Bank ABP (Finland)	Financials	5,483	44,276	0.44%
Boston Scientific Corp.	Health care	977	44,160	0.44%
Telefonica SA (Spain)	Communication services	6,240	43,585	0.43%
GoDaddy, Inc. Class A	Technology	638	43,315	0.43%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/19
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6 Index	BBB–/P	$68	$1,000	$51	5/11/63	300 bp — Monthly	$18
CMBX NA BBB–.6 Index	BBB–/P	121	2,000	102	5/11/63	300 bp — Monthly	20
CMBX NA BBB–.6 Index	BBB–/P	247	4,000	204	5/11/63	300 bp — Monthly	45
CMBX NA BBB–.6 Index	BBB–/P	228	4,000	204	5/11/63	300 bp — Monthly	26
Barclays Bank PLC
CMBX NA BBB–.6 Index	BBB–/P	887	8,000	409	5/11/63	300 bp — Monthly	483
CMBX NA BBB–.7 Index	BBB–/P	141	25,000	115	1/17/47	300 bp — Monthly	270
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	BB–/P	3,570	17,000	1,924	5/11/63	500 bp — Monthly	1,662
CMBX NA BB.7 Index	BB/P	1,087	9,000	346	1/17/47	500 bp — Monthly	750
CMBX NA BBB–.6 Index	BBB–/P	1,403	15,000	767	5/11/63	300 bp — Monthly	645
CMBX NA BBB–.6 Index	BBB–/P	36,169	382,000	19,520	5/11/63	300 bp — Monthly	16,872
Credit Suisse International
CMBX NA A.6 Index	A/P	(32)	29,000	450	5/11/63	200 bp — Monthly	429
CMBX NA BBB–.6 Index	BBB–/P	74,418	792,000	40,471	5/11/63	300 bp — Monthly	34,409
CMBX NA BBB–.7 Index	BBB–/P	12,861	174,000	800	1/17/47	300 bp — Monthly	13,763
CMBX NA BBB–.7 Index	BBB–/P	3,952	50,000	230	1/17/47	300 bp — Monthly	4,211
Goldman Sachs International
CMBX NA A.6 Index	A/P	3,977	62,000	961	5/11/63	200 bp — Monthly	4,962
CMBX NA A.6 Index	A/P	1,018	20,000	310	5/11/63	200 bp — Monthly	1,336
CMBX NA A.6 Index	A/P	419	8,000	124	5/11/63	200 bp — Monthly	546
CMBX NA A.6 Index	A/P	309	6,000	93	5/11/63	200 bp — Monthly	404
CMBX NA BBB–.6 Index	BBB–/P	260	3,000	153	5/11/63	300 bp — Monthly	108

Putnam VT Multi-Asset Absolute Return Fund 25

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/19 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6 Index	BBB–/P	$259	$3,000	$153	5/11/63	300 bp — Monthly	$108
CMBX NA BBB–.6 Index	BBB–/P	422	5,000	256	5/11/63	300 bp — Monthly	169
CMBX NA BBB–.6 Index	BBB–/P	661	6,000	307	5/11/63	300 bp — Monthly	358
CMBX NA BBB–.6 Index	BBB–/P	365	7,000	358	5/11/63	300 bp — Monthly	12
CMBX NA BBB–.6 Index	BBB–/P	591	7,000	358	5/11/63	300 bp — Monthly	237
CMBX NA BBB–.6 Index	BBB–/P	633	8,000	409	5/11/63	300 bp — Monthly	229
CMBX NA BBB–.6 Index	BBB–/P	435	9,000	460	5/11/63	300 bp — Monthly	(19)
CMBX NA BBB–.6 Index	BBB–/P	990	9,000	460	5/11/63	300 bp — Monthly	536
CMBX NA BBB–.6 Index	BBB–/P	1,218	10,000	511	5/11/63	300 bp — Monthly	712
CMBX NA BBB–.6 Index	BBB–/P	1,160	14,000	715	5/11/63	300 bp — Monthly	453
CMBX NA BBB–.6 Index	BBB–/P	1,671	15,000	767	5/11/63	300 bp — Monthly	914
CMBX NA BBB–.6 Index	BBB–/P	2,221	16,000	818	5/11/63	300 bp — Monthly	1,413
CMBX NA BBB–.6 Index	BBB–/P	1,090	16,000	818	5/11/63	300 bp — Monthly	282
CMBX NA BBB–.6 Index	BBB–/P	878	18,000	920	5/11/63	300 bp — Monthly	(32)
CMBX NA BBB–.6 Index	BBB–/P	2,923	27,000	1,380	5/11/63	300 bp — Monthly	1,559
CMBX NA BBB–.6 Index	BBB–/P	3,376	36,000	1,840	5/11/63	300 bp — Monthly	1,558
CMBX NA BBB–.6 Index	BBB–/P	4,360	58,000	2,964	5/11/63	300 bp — Monthly	1,430
CMBX NA BBB–.7 Index	BBB–/P	1,478	20,000	92	1/17/47	300 bp — Monthly	1,582
CMBX NA BBB–.7 Index	BBB–/P	1,448	17,000	78	1/17/47	300 bp — Monthly	1,536
CMBX NA BBB–.7 Index	BBB–/P	695	8,000	37	1/17/47	300 bp — Monthly	737
JPMorgan Securities LLC
CMBX NA BBB–.6 Index	BBB–/P	100,016	756,000	38,632	5/11/63	300 bp — Monthly	61,824
Merrill Lynch International
CMBX NA BBB–.6 Index	BBB–/P	17,055	191,000	9,760	5/11/63	300 bp — Monthly	7,406
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6 Index	BBB–/P	5,256	38,000	1,942	5/11/63	300 bp — Monthly	3,337
CMBX NA BBB–.6 Index	BBB–/P	229	2,000	102	5/11/63	300 bp — Monthly	128
CMBX NA BBB–.6 Index	BBB–/P	1,720	12,000	613	5/11/63	300 bp — Monthly	1,114
CMBX NA BBB–.6 Index	BBB–/P	1,379	13,000	664	5/11/63	300 bp — Monthly	722
Upfront premium received		293,664	Unrealized appreciation				169,315
Upfront premium (paid)		(32)	Unrealized (depreciation)				(51)
Total		$293,632	Total				$169,264

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(329)	$3,000	$176	11/17/59	(500 bp) — Monthly	$(156)
CMBX NA BB.10 Index	(313)	3,000	176	11/17/59	(500 bp) — Monthly	(140)
CMBX NA BB.11 Index	(1,166)	9,000	484	11/18/54	(500 bp) — Monthly	(691)
CMBX NA BB.11 Index	(283)	3,000	161	11/18/54	(500 bp) — Monthly	(124)
CMBX NA BB.8 Index	(176)	1,000	114	10/17/57	(500 bp) — Monthly	(62)
CMBX NA BB.9 Index	(3,716)	36,000	1,498	9/17/58	(500 bp) — Monthly	(2,253)
Credit Suisse International
CMBX NA BB.10 Index	(801)	6,000	352	11/17/59	(500 bp) — Monthly	(455)
CMBX NA BB.10 Index	(714)	6,000	352	11/17/59	(500 bp) — Monthly	(368)
CMBX NA BB.7 Index	(300)	17,000	1,924	5/11/63	(500 bp) — Monthly	1,608

26 Putnam VT Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.8 Index	$(175)	$1,000	$114	10/17/57	(500 bp) — Monthly	$(62)
CMBX NA BB.9 Index	(1,504)	15,000	624	9/17/58	(500 bp) — Monthly	(894)
Goldman Sachs International
CMBX NA BB.7 Index	(605)	4,000	154	1/17/47	(500 bp) — Monthly	(456)
CMBX NA BB.7 Index	(10,144)	60,000	2,304	1/17/47	(500 bp) — Monthly	(7,899)
CMBX NA BB.7 Index	(3,286)	18,000	691	1/17/47	(500 bp) — Monthly	(2,612)
CMBX NA BB.9 Index	(357)	3,000	125	9/17/58	(500 bp) — Monthly	(235)
CMBX NA BB.9 Index	(361)	3,000	125	9/17/58	(500 bp) — Monthly	(239)
JPMorgan Securities LLC
CMBX NA BB.7 Index	(127)	1,000	38	1/17/47	(500 bp) — Monthly	(89)
CMBX NA BBB–.7 Index	(7,171)	189,000	869	1/17/47	(300 bp) — Monthly	(8,152)
Merrill Lynch International
CMBX NA BB.10 Index	(316)	3,000	176	11/17/59	(500 bp) — Monthly	(143)
CMBX NA BB.10 Index	(357)	3,000	176	11/17/59	(500 bp) — Monthly	(184)
CMBX NA BB.9 Index	(19)	9,000	374	9/17/58	(500 bp) — Monthly	346
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(3,870)	38,000	175	1/17/47	(300 bp) — Monthly	(4,069)
CMBX NA BB.10 Index	(315)	3,000	176	11/17/59	(500 bp) — Monthly	(142)
CMBX NA BB.9 Index	(728)	6,000	250	9/17/58	(500 bp) — Monthly	(484)
CMBX NA BB.9 Index	(364)	3,000	125	9/17/58	(500 bp) — Monthly	(242)
Upfront premium received	—		Unrealized appreciation			1,954
Upfront premium (paid)	(37,497)		Unrealized (depreciation)			(30,151)
Total	$(37,497)		Total			$(28,197)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/19

	Upfront
	premium			Termi-	Payments	Unrealized
	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33 Index	$109,487	$1,625,580	$156,600	12/20/24	(500 bp) — Quarterly	$(49,824)

Total	$109,487					$(49,824)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Putnam VT Multi-Asset Absolute Return Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$416,211	$278,529	$—
Capital goods	—	245,564	—
Communication services	122,419	96,190	—
Consumer cyclicals	266,996	399,786	—
Consumer staples	219,515	243,427	—
Energy	253,591	81,210	—
Financials	883,340	637,773	—
Health care	50,412	122,944	—
Technology	540,581	1,062,153	—
Transportation	18,957	50,820	—
Utilities and power	207,665	5,559	—
Total common stocks	2,979,687	3,223,955	—
Asset-backed securities	—	136,000	—
Commodity linked notes	—	2,108,062	—
Corporate bonds and notes	—	112,583	—
Foreign government and agency bonds and notes	—	169,861	—
Investment companies	2,593,006	—	—
Mortgage-backed securities	—	1,611,624	—
Preferred stocks	51,888	—	—
Purchased options outstanding	—	57,885	—
Purchased swap options outstanding	—	2,187	—
U.S. government and agency mortgage obligations	—	3,083,437	—
Warrants	—	576,328	—
Short-term investments	6,315,849	8,102,383	—
Totals by level	$11,940,430	$19,184,305	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,891)	$—
Futures contracts	(144,510)	—	—
Written options outstanding	—	(2,312)	—
Forward premium swap option contracts	—	(665)	—
Interest rate swap contracts	—	24,120	—
Total return swap contracts	—	(334,744)	—
Credit default contracts	—	(274,379)	—
Totals by level	$(144,510)	$(590,871)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

28 Putnam VT Multi-Asset Absolute Return Fund

Statement of assets and liabilities
12/31/19

Assets
Investment in securities, at value, including $973,262 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $20,195,187)	$21,405,466
Affiliated issuers (identified cost $7,307,269) (Notes 1 and 5)	7,307,269
Repurchase agreements (identified cost $2,412,000)	2,412,000
Cash	1,058
Foreign currency (cost $1,046) (Note 1)	1,070
Dividends, interest and other receivables	106,639
Receivable for shares of the fund sold	5,372
Receivable for investments sold	1,007
Receivable from Manager (Note 2)	18,035
Receivable for variation margin on futures contracts (Note 1)	4,370
Unrealized appreciation on forward premium swap option contracts (Note 1)	431
Unrealized appreciation on forward currency contracts (Note 1)	76,179
Unrealized appreciation on OTC swap contracts (Note 1)	563,803
Premium paid on OTC swap contracts (Note 1)	37,529
Total assets	31,940,228

Liabilities
Payable for purchases of TBA securities (Note 1)	3,084,885
Payable for shares of the fund repurchased	90,197
Payable for custodian fees (Note 2)	67,239
Payable for investor servicing fees (Note 2)	3,091
Payable for Trustee compensation and expenses (Note 2)	3,065
Payable for administrative services (Note 2)	257
Payable for distribution fees (Note 2)	5,584
Payable for variation margin on futures contracts (Note 1)	20,588
Unrealized depreciation on OTC swap contracts (Note 1)	757,480
Premium received on OTC swap contracts (Note 1)	293,664
Unrealized depreciation on forward currency contracts (Note 1)	79,070
Unrealized depreciation on forward premium swap option contracts (Note 1)	1,096
Written options outstanding, at value (premiums $2,301) (Note 1)	2,312
Collateral on securities loaned, at value (Note 1)	991,420
Other accrued expenses	88,483
Total liabilities	5,488,431

Net assets	$26,451,797

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$26,073,514
Total distributable earnings (Note 1)	378,283
Total — Representing net assets applicable to capital shares outstanding	$26,451,797

Computation of net asset value Class IA
Net assets	$69,279
Number of shares outstanding	6,807
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.18

Computation of net asset value Class IB
Net assets	$26,382,518
Number of shares outstanding	2,631,489
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.03

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund 29

Statement of operations
Year ended 12/31/19

Investment income
Interest (net of foreign tax of $17 ) (including interest income of $140,453 from investments in affiliated issuers) (Note 5)	$481,584
Dividends (net of foreign tax of $28,016)	309,084
Securities lending (net of expenses) (Notes 1 and 5)	3,006
Total investment income	793,674

Expenses
Compensation of Manager (Note 2)	198,872
Investor servicing fees (Note 2)	19,343
Custodian fees (Note 2)	51,220
Trustee compensation and expenses (Note 2)	1,227
Distribution fees (Note 2)	69,041
Administrative services (Note 2)	789
Auditing and tax fees	81,579
Other	20,640
Fees waived and reimbursed by Manager (Note 2)	(124,616)
Total expenses	318,095

Expense reduction (Note 2)	(1,718)
Net expenses	316,377

Net investment income	477,297

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	211,682
Foreign currency transactions (Note 1)	(3,938)
Forward currency contracts (Note 1)	(91,135)
Futures contracts (Note 1)	812,291
Swap contracts (Note 1)	(192,088)
Written options (Note 1)	(282)
Total net realized gain	736,530
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	1,198,240
Assets and liabilities in foreign currencies	(33)
Forward currency contracts	69,681
Futures contracts	(419,290)
Swap contracts	(459,029)
Written options	(3,732)
Total change in net unrealized appreciation	385,837

Net gain on investments	1,122,367

Net increase in net assets resulting from operations	$1,599,664

The accompanying notes are an integral part of these financial statements.

30 Putnam VT Multi-Asset Absolute Return Fund

Statement of changes in net assets
	Year ended	Year ended
	12/31/19	12/31/18
Decrease in net assets
Operations:
Net investment income	$477,297	$372,406
Net realized gain (loss) on investments and foreign currency transactions	736,530	(2,434,710)
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	385,837	(343,233)
Net increase (decrease) in net assets resulting from operations	1,599,664	(2,405,537)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	—	(103)
Class IB	—	(98,131)
From net realized long-term gain on investments
Class IA	—	(723)
Class IB	—	(1,185,023)
From return of capital
Class IA	—	(36)
Class IB	—	(45,771)
Decrease from capital share transactions (Note 4)	(2,519,447)	(2,133,707)
Total decrease in net assets	(919,783)	(5,869,031)
Net assets:
Beginning of year	27,371,580	33,240,611
End of year	$26,451,797	$27,371,580

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund 31

Financial highlights (For a common share outstanding throughout the period)
INVESTMENT OPERATIONS:						LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From Net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)[f]
Class IA
12/31/19	$9.61	.22	.35	.57	—	—	—	—	$10.18	5.93	$69.90		2.17	476
12/31/18	10.88	.15	(.95)	(.80)	(.06)	(.39)	(.02)	(.47)	9.61	(7.57)	12.90		1.45	449
12/31/17	10.15	.10	.63	.73	—	—	—	—	10.88	7.19	20.90		.98	576
12/31/16	10.46	.09	—	.09	(.38)	—	(.02)	(.40)	10.15	.93	11.90		.86	503
12/31/15	10.78	.06	(.08)	(.02)	(.04)	(.26)	—	(.30)	10.46	(.22)	21.90		.58	520
Class IB
12/31/19	$9.47	.17	.39	.56	—	—	—	—	$10.03	5.91	$26,383	1.15	1.73	476
12/31/18	10.73	.12	(.94)	(.82)	(.03)	(.39)	(.02)	(.44)	9.47	(7.84)	27,359	1.15	1.22	449
12/31/17	10.03	.08	.62	.70	—	—	—	—	10.73	6.98	33,221	1.15	.76	576
12/31/16	10.35	.06	(.01)	.05	(.35)	—	(.02)	(.37)	10.03	.60	31,034	1.15	.61	503
12/31/15	10.67	.03	(.07)	(.04)	(.02)	(.26)	—	(.28)	10.35	(.44)	33,818	1.15	.33	520

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average
net assets
12/31/19	0.45%
12/31/18	0.60
12/31/17	0.45
12/31/16	0.51
12/31/15	0.44

f Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

32 Putnam VT Multi-Asset Absolute Return Fund

Notes to financial statements 12/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2019 through December 31, 2019.

Putnam VT Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The Fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale

Putnam VT Multi-Asset Absolute Return Fund 33

restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $2,460,240 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

34 Putnam VT Multi-Asset Absolute Return Fund

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the coun-terparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from coun-terparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Putnam VT Multi-Asset Absolute Return Fund 35

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $444,925 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $302,880 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $991,420 and the value of securities loaned amounted to $973,262.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$626,175	$—	$626,175

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from realized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from net operating loss, from income on swap contracts, from interest-only securities, and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $60,262 to decrease undistributed net investment income, $243,804 to decrease paid-in capital and $304,066 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,647,777
Unrealized depreciation	(1,639,350)
Net unrealized appreciation	1,008,427
Capital loss carryforward	626,175
Cost for federal income tax purposes	$29,380,795

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 55.2% of the fund is owned by accounts of one insurance company.

36 Putnam VT Multi-Asset Absolute Return Fund

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.719% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2021, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $24,727 as a result of this limit.

Putnam Management has also contractually agreed, through April 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $99,889 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$12
Class IB	19,331
Total	$19,343

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $773 under the expense offset arrangements and by $945 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $19, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$75,640,556	$72,690,932
U.S. government securities
(Long-term)	—	—
Total	$75,640,556	$72,690,932

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Multi-Asset Absolute Return Fund 37

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/19		Year ended 12/31/18		Year ended 12/31/19		Year ended 12/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,546	$56,404	—	$—	326,667	$3,295,049	349,480	$3,511,771
Shares issued in connection with
reinvestment of distributions	—	—	85	862	—	—	133,025	1,328,925
	5,546	56,404	85	862	326,667	3,295,049	482,505	4,840,696
Shares repurchased	(6)	(63)	(654)	(6,593)	(584,875)	(5,870,837)	(689,651)	(6,968,672)
Net increase (decrease)	5,540	$56,341	(569)	$(5,731)	(258,208)	$(2,575,788)	(207,146)	$(2,127,976)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

		Percentage
	Shares owned	of ownership	Value
Class A	1,134	16.66%	$11,544

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/18	Purchase cost	Sale proceeds	Investment income	12/31/19
Short-term investments
Putnam Cash Collateral Pool, LLC*	$42,600	$23,357,760	$22,408,940	$23,991	$991,420
Putnam Short Term Investment
Fund**	6,110,990	2,416,304	2,211,445	140,453	6,315,849
Total Short-term investments	$6,153,590	$25,774,064	$24,620,385	$164,444	$7,307,269

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$15,000
Purchased currency option contracts (contract amount)	$1,600,000
Purchased swap option contracts (contract amount)	$61,000
Written equity option contracts (contract amount)	$6,000
Written currency option contracts (contract amount)	$1,300,000
Written swap option contracts (contract amount)	$38,000
Futures contracts (number of contracts)	100
Forward currency contracts (contract amount)	$12,200,000
Centrally cleared interest rate swap contracts (notional)	$22,700,000
OTC total return swap contracts (notional)	$92,700,000
OTC credit default contracts (notional)	$3,400,000
Centrally cleared credit default contracts (notional)	$4,300,000
Warrants (number of warrants)	130,000

38 Putnam VT Multi-Asset Absolute Return Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$13,990	Unrealized depreciation	$288,369*
Foreign exchange contracts	Investments, Receivables	79,182	Payables	79,070
Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,079,099*	Unrealized depreciation	780,715*
Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	52,348*	Unrealized depreciation	175,446*
Total		$1,224,619		$1,323,600

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

				Forward
Derivatives not accounted for as hedging				currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$138,941	$138,941
Foreign exchange contracts	—	22,525	—	(91,135)	—	(68,610)
Equity contracts	15,853	(163,250)	71,635	—	(572,339)	(648,101)
Interest rate contracts	—	123	740,656	—	241,310	982,089
Total	$15,853	$(140,602)	$812,291	$(91,135)	$(192,088)	$404,319

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

				Forward
Derivatives not accounted for as hedging				currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$196,260	$196,260
Foreign exchange contracts	—	(24,708)	—	69,681	—	44,973
Equity contracts	72,928	(144,401)	108,187	—	(682,652)	(645,938)
Interest rate contracts	—	(570)	(527,477)	—	27,363	(500,684)
Total	$72,928	$(169,679)	$(419,290)	$69,681	$(459,029)	$(905,389)

Putnam VT Multi-Asset Absolute Return Fund 39

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTC Total return
swap contracts*#	19,414	16	—	278,000	—	44	87,683	—	—	—	—	—	—	—	—	7,377	—	392,534
OTC Credit default contracts —
protection sold*#	—	129	—	—	—	1,622	1,759	—	—	—	—	—	—	—	—	—	—	3,510
OTC Credit default contracts —
protection purchased*#	—	—	—	—	2,557	3,323	3,312	—	—	38	711	539	—	—	—	—	—	10,480
Futures contracts§	—	—	4,370	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,370
Forward currency contracts#	7,952	13	—	2,496	—	485	21,204	2,696	5,255	—	—	—	15,327	9,329	179	10,993	250	76,179
Forward premium swap
option contracts #	—	—	—	—	—	—	43	—	388	—	—	—	—	—	—	—	—	431
Purchased swap options**#	2,187	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,187
Purchased options**#	19,087	—	—	10,296	—	—	2,715	—	25,787	—	—	—	—	—	—	—	—	57,885
Repurchase agreements**	—	—	—	—	2,412,000	—	—	—	—	—	—	—	—	—	—	—	—	2,412,000
Total Assets	$48,640	$158	$4,370	$290,792	$2,414,557	$5,474	$116,716	$2,696	$31,430	$38	$711	$539	$15,327	$9,329	$179	$18,370	$250	$2,959,576
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Total return
swap contracts*#	28,427	5	—	400,631	—	166,402	122,178	—	1	18	—	—	—	—	—	9,616	—	727,278
OTC Credit default contracts —
protection sold*#	555	404	—	—	22,300	40,009	13,486	—	—	38,192	9,649	3,283	—	—	—	—	—	127,878
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	981	—	199	—	—	—	—	—	1,180
Futures contracts§	—	—	6,545	—	—	—	—	—	—	14,043	—	—	—	—	—	—	—	20,588
Forward currency contracts#	5,527	8,073	—	1,433	—	21	22,961	6,578	15,560	—	—	—	2,217	12,725	2,267	890	818	79,070
Forward premium swap
option contracts #	—	—	—	—	—	—	108	—	988	—	—	—	—	—	—	—	—	1,096
Written swap options #	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Written options #	—	—	—	1,643	—	—	—	—	669	—	—	—	—	—	—	—	—	2,312
Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$34,509	$8,482	$6,545	$403,707	$22,300	$206,432	$158,733	$6,578	$17,218	$53,234	$9,649	$3,482	$2,217	$12,725	$2,267	$10,506	$818	$959,402
Total Financial and Derivative
Net Assets	$14,131	$(8,324)	$(2,175)	$(112,915)	$2,392,257	$(200,958)	$(42,017)	$(3,882)	$14,212	$(53,196)	$(8,938)	$(2,943)	$13,110	$(3,396)	$(2,088)	$7,864	$(568)	$2,000,174
Total collateral received
(pledged)†##	$—	$—	$—	$(112,915)	$2,392,257	$(150,964)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$14,131	$(8,324)	$(2,175)	$—	$—	$(49,994)	$(42,017)	$(3,882)	$14,212	$(53,196)	$(8,938)	$(2,943)	$13,110	$(3,396)	$(2,088)	$7,864	$(568)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$2,460,240	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,460,240
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$(151,916)	$—	$(150,964)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(302,880)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $311,712 and $184,029, respectively.

40 Putnam VT Multi-Asset Absolute Return Fund	Putnam VT Multi-Asset Absolute Return Fund 41

Note 9 — New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

42 Putnam VT Multi-Asset Absolute Return Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; trustee of the New York Society Library; and a trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage and distribution of petroleum products; director of Devon Energy Corporation, an independent natural gas and oil exploration and production company; Chair of the Board of Trustees of Mount Holyoke College; member of the Finance Committee of the Children's Hospital of Colorado; Treasurer and Chair of the Finance Committee of the Board of The Denver Foundation; Senior Advisor for First Reserve, an energy private equity firm; previously a director of UNS Energy Corporation, a publicly held electric and gas utility in Arizona; and previously a director of SM Energy Corporation, a publicly held U.S. exploration and production company.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Formerly, a Senior Advisor to these entities.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT Multi-Asset Absolute Return Fund 43

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial Officer,
Vice President and Chief Compliance Officer	Since 2004	Principal Accounting Officer, and Assistant
Since 2016		Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance,Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Putnam VT Multi-Asset Absolute Return Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
The Putnam Advisory Company, LLC	Legal Counsel	Robert L. Reynolds
100 Federal Street	Ropes & Gray LLP	Manoj P. Singh
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Multi-Asset Absolute Return Fund 45

This report has been prepared for the shareholders
of Putnam VT Multi-Asset Absolute Return Fund.	VTAN110 319818 2/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2019	$70,912	$ —	$10,676	$ —
December 31, 2018	$73,326	$81*	$18,445	$ —

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission.

For the fiscal years ended December 31, 2019 and December 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $168,351 and $635,009 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2019	$ —	$157,675	$ —	$ —
December 31, 2018	$ —	$616,482	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2020